                                                                   EXHIBIT 99(c)


================================================================================



                     TRUST INDENTURE AND SECURITY AGREEMENT
                                   [NW ____ _]

                          Dated as of [_______________]

                                     Between

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                         not in its individual capacity,
                       except as expressly stated herein,
                          but solely as Owner Trustee,

                                  Owner Trustee

                                       and

                      STATE STREET BANK AND TRUST COMPANY,
                         not in its individual capacity,
                       except as expressly stated herein,
                        but solely as Indenture Trustee,

                                Indenture Trustee

                             -----------------------


                          SECURED CERTIFICATES COVERING
      ONE [AIRBUS A319-113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT
                    BEARING U.S. REGISTRATION MARK N[______]
                       LEASED BY NORTHWEST AIRLINES, INC.





================================================================================

                                TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----
                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.         Definitions.................................................................................6
SECTION 1.02.         Reference to Other Documents...............................................................12


                                   ARTICLE II

                            THE SECURED CERTIFICATES

SECTION 2.01.         Form of Secured Certificates...............................................................12
SECTION 2.02.         Issuance and Terms of Secured Certificates.................................................18
SECTION 2.03.         Payments from Trust Indenture Estate Only..................................................20
SECTION 2.04.         Method of Payment..........................................................................22
SECTION 2.05.         Application of Payments....................................................................24
SECTION 2.06.         Termination of Interest in Trust Indenture Estate..........................................24
SECTION 2.07.         Registration, Transfer and Exchange of Secured Certificates................................25
SECTION 2.08.         Mutilated, Destroyed, Lost or Stolen Secured Certificates..................................26
SECTION 2.09.         Payment of Expenses on Transfer; Cancellation..............................................26
SECTION 2.10.         Mandatory Redemptions of Secured Certificates..............................................27
SECTION 2.11.         Voluntary Redemptions of Secured Certificates..............................................27
SECTION 2.12.         Redemptions; Notice of Redemption..........................................................27
SECTION 2.13.         Assumption of Secured Certificates by Lessee...............................................28
SECTION 2.14.         Option to Purchase Secured Certificates....................................................29
SECTION 2.15.         Subordination..............................................................................30


                                   ARTICLE III

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                     INCOME FROM THE TRUST INDENTURE ESTATE

SECTION 3.01.         Basic Rent Distribution....................................................................31
SECTION 3.02.         Event of Loss; Replacement; Voluntary Termination; Refinancing.............................32
SECTION 3.03.         Payments After Event of Default............................................................33
SECTION 3.04.         Certain Payments...........................................................................36
SECTION 3.05.         Other Payments.............................................................................36
SECTION 3.06.         Payments to the Owner Trustee..............................................................37
SECTION 3.07.         Application of Payments Under Guarantee....................................................37


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
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
                                   ARTICLE IV

                    COVENANTS OF THE OWNER TRUSTEE; EVENTS OF
                     DEFAULT; REMEDIES OF INDENTURE TRUSTEE

SECTION 4.01.         Covenants of the Owner Trustee.............................................................37
SECTION 4.02.         Event of Default...........................................................................38
SECTION 4.03.         Certain Rights.............................................................................40
SECTION 4.04.         Remedies...................................................................................41
SECTION 4.05.         Return of Aircraft, Etc....................................................................43
SECTION 4.06.         Remedies Cumulative........................................................................45
SECTION 4.07.         Discontinuance of Proceedings..............................................................45
SECTION 4.08.         Waiver of Past Defaults....................................................................45
SECTION 4.09.         Appointment of Receiver....................................................................45
SECTION 4.10.         Indenture Trustee Authorized to Execute Bills of Sale, Etc.................................46
SECTION 4.11.         Rights of Certificate Holders to Receive Payment...........................................46


                                    ARTICLE V

                         DUTIES OF THE INDENTURE TRUSTEE

SECTION 5.01.         Notice of Event of Default.................................................................46
SECTION 5.02.         Action upon Instructions; Certain Rights and Limitations...................................47
SECTION 5.03.         Indemnification............................................................................49
SECTION 5.04.         No Duties Except as Specified in Trust Indenture or Instructions...........................50
SECTION 5.05.         No Action Except Under Lease, Trust Indenture or Instructions..............................50
SECTION 5.06.         Replacement Airframes and Replacement Engines..............................................50
SECTION 5.07.         Indenture Supplements for Replacements.....................................................52
SECTION 5.08.         Effect of Replacement......................................................................53
SECTION 5.09.         Investment of Amounts Held by Indenture Trustee............................................53


                                   ARTICLE VI

                   THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

SECTION 6.01.         Acceptance of Trusts and Duties............................................................54
SECTION 6.02.         Absence of Duties..........................................................................54
SECTION 6.03.         No Representations or Warranties as to Aircraft or Documents...............................55
SECTION 6.04.         No Segregation of Monies; No Interest......................................................55
SECTION 6.05.         Reliance; Agreements; Advice of Counsel....................................................56
SECTION 6.06.         Capacity in Which Acting...................................................................56
SECTION 6.07.         Compensation...............................................................................56
SECTION 6.08.         Instructions from Certificate Holders......................................................57


                                   ARTICLE VII

                           INDEMNIFICATION OF THE INDENTURE TRUSTEE BY THE OWNER TRUSTEE

SECTION 7.01.         Scope of Indemnification...................................................................57


                                  ARTICLE VIII

                         SUCCESSOR AND SEPARATE TRUSTEES

SECTION 8.01.         Notice of Successor Owner Trustee..........................................................58
SECTION 8.02.         Resignation of Indenture Trustee; Appointment of Successor.................................58
SECTION 8.03.         Appointment of Additional and Separate Trustees............................................59


                                   ARTICLE IX

                SUPPLEMENT AND AMENDMENTS TO THIS TRUST INDENTURE
                               AND OTHER DOCUMENTS

SECTION 9.01.         Instructions of Majority; Limitations......................................................61
SECTION 9.02.         Trustees Protected.........................................................................62
SECTION 9.03.         Documents Mailed to Certificate Holders....................................................63
SECTION 9.04.         No Request Necessary for Lease Supplement or Trust Agreement and Indenture
                      Supplement.................................................................................63


                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.01.        Termination of Trust Indenture.............................................................63
SECTION 10.02.        No Legal Title to Trust Indenture Estate in Certificate Holders............................64
SECTION 10.03.        Sale of Aircraft by Indenture Trustee Is Binding...........................................64
SECTION 10.04.        Trust Indenture for Benefit of the Owner Trustee, the Indenture Trustee, Owner
                      Participant, Lessee and Certificate Holders................................................64
SECTION 10.05.        Notices....................................................................................64
SECTION 10.06.        Severability...............................................................................65
SECTION 10.07.        No Oral Modification or Continuing Waivers.................................................65
SECTION 10.08.        Successors and Assigns.....................................................................65
SECTION 10.09.        Headings...................................................................................65
SECTION 10.10.        Normal Commercial Relations................................................................65
SECTION 10.11.        Governing Law; Counterpart Form............................................................66
SECTION 10.12.        Voting By Certificate Holders..............................................................66
SECTION 10.13.        Bankruptcy.................................................................................66
SECTION 10.14.        No Action Contrary to Lessee's Rights Under the Lease......................................66



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

EXHIBIT A         Form of Trust Agreement and Indenture Supplement

                  SCHEDULE I        Secured Certificates Amortization

                  SCHEDULE II       Pass Through Trust Agreements


                     TRUST INDENTURE AND SECURITY AGREEMENT
                                   [NW ____ _]

                  TRUST INDENTURE AND SECURITY AGREEMENT [NW ____ _], dated as of [_______________] ("TRUST INDENTURE") between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee under the Trust Agreement referred to below (together with its successors under the Trust Agreement, the "OWNER TRUSTEE"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity, except as expressly stated herein, but solely as Indenture Trustee hereunder (together with its successors hereunder, the "INDENTURE TRUSTEE").

                              W I T N E S S E T H:


                  WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;


                  WHEREAS, the Owner Participant and Wells Fargo have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee has established a certain trust for the use and benefit of the Owner Participant subject, however, to the Trust Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of Secured Certificates issued hereunder, and (ii) the Owner Trustee has been authorized and directed to execute and deliver this Trust Indenture;


                  WHEREAS, the parties desire by this Trust Indenture, among other things, (i) to provide for the issuance by the Owner Trustee to the Pass Through Trustees (or their designee) of the Secured Certificates evidencing the participation of the Pass Through Trustees in the payment of Lessor's Cost for the Aircraft, as provided in the Participation Agreement and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Trust Indenture Estate hereunder, among other things, of all of the Owner Trustee's right, title and interest in and to the Aircraft and, except as hereinafter expressly provided, all of the Owner Trustee's right, title and interest in, to and under the Lease and all payments and other amounts received hereunder or thereunder in accordance with the terms hereof or thereof, as security for, among other things, the Owner Trustee's obligations to the Indenture Trustee, for the ratable benefit and security of the Certificate Holders, subject to Section 2.15 and Article III hereof;


                  WHEREAS, all things have been done to make the Secured Certificates, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee hereunder, the valid, binding and enforceable obligations of the Owner Trustee; and


                  WHEREAS, all things necessary to make this Trust Indenture the valid, binding and legal obligation of the Owner Trustee for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened:

                                 GRANTING CLAUSE

                  NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to, all Secured Certificates from time to time outstanding hereunder and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions herein and in the Participation Agreement and the Secured Certificates contained, for the benefit of the Certificate Holders and the Indenture Indemnitees and the prompt payment of all amounts from time to time owing hereunder and under the Participation Agreement to the Certificate Holders and the Indenture Indemnitees by the Owner Trustee or Lessee and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Secured Certificates by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors in trust and assigns, for the security and benefit of the Certificate Holders, a first priority security interest in and mortgage lien on all right, title and interest of the Owner Trustee in, to and under the following described property, rights and privileges, other than Excluded Payments (which collectively, excluding Excluded Payments but including all property hereafter specifically subjected to the Lien of this Trust Indenture by the Trust Agreement and Indenture Supplement or any mortgage supplemental hereto, are included within the Trust Indenture Estate), to wit:

                  (1) the Aircraft (including the Airframe and the Engines and all replacements thereof and substitutions therefor to which the Owner Trustee shall from time to time acquire title as provided herein and in the Lease), all as more particularly described in the Trust Agreement and Indenture Supplement executed and delivered with respect to the Aircraft or any such replacements or substitutions therefor, as provided in this Trust Indenture and all logs, manuals maintained on the Aircraft and modification and maintenance records at any time required to be maintained with respect to the Aircraft, in accordance with the rules and regulations of the FAA if the Aircraft is registered under the laws of the United States or the rules and regulations of the government of the country of registry of the Aircraft if the Aircraft is registered under the laws of a jurisdiction other than the United States;

                  (2) the Lease and any Lease Supplement and all Rent thereunder (including, without limitation, all amounts of Basic Rent, Supplemental Rent and payments of any kind thereunder (excluding any Excluded Payments)), and the Guarantee (excluding any Excluded Payments);

                  (3) the Purchase Agreement [and the Guaranty -- A319'S ONLY] ([each] to the extent specified in the Purchase Agreement Assignment), the Purchase Agreement Assignment, the Consent and Agreement and the Bill of Sale;

                  (4) all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the lien of this Indenture;

                  (5) all insurance and requisition proceeds with respect to the Aircraft, including but not limited to the insurance required under Section 11 of the Lease, but excluding insurance proceeds described in clauses (ii) and
(iii) of the definition of Excluded Payments;

                  (6) all rights of the Owner Trustee to amounts paid or payable by Lessee to the Owner Trustee under the Participation Agreement and all rights of the Owner Trustee to enforce payments of any such amounts thereunder, but excluding amounts described in clauses (i) and (v) (and clauses (vii), (viii) and (ix) as they relate thereto) of the definition of Excluded Payments;

                  (7) all monies and securities from time to time deposited or required to be deposited with the Indenture Trustee pursuant to any terms of this Indenture or the Lease or required hereby or by the Lease to be held by the Indenture Trustee hereunder (other than Excluded Payments); and

                  (8) all proceeds of the foregoing.

                  BUT EXCLUDING from the foregoing and from the Trust Indenture Estate all Excluded Payments, and the right to enforce and collect the same, and SUBJECT TO all of the terms and conditions of this Trust Indenture and the rights of the Owner Trustee and the Owner Participant hereunder.

                  Concurrently with the delivery hereof, the Owner Trustee is delivering to the Indenture Trustee the original executed counterpart of the Lease and the Lease Supplement No. 1 (to each of which a chattel paper receipt is attached), and executed copies of the Participation Agreement, and the Purchase Agreement Assignment with the Consent and Agreement attached thereto.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, and its successors and assigns, in trust for the benefit and security of the Certificate Holders, except as provided in Section
2.15 and Article III hereof without any preference, distinction or priority of any one Secured Certificate over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in paragraphs (1) through (8) inclusive above, subject to the terms and provisions set forth in this Trust Indenture.

                  It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Indenture Agreements to which it is a party to perform all of the obligations assumed by it thereunder, except to the extent prohibited or excluded from doing so pursuant to the terms and provisions thereof, and the Indenture Trustee and the Certificate Holders shall have no obligation or liability under the Indenture Agreements, by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee or the Certificate Holders be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Indenture Agreements to which it is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Owner Trustee or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds but in all cases excluding Excluded Payments) due and to become due under or arising out of the Indenture Agreements, and all other property which now or hereafter constitutes part of the Trust Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. Without limiting the generality of the foregoing, but subject to the rights of the Owner Trustee and the Owner Participant hereunder, during the continuance of any Event of Default under this Trust Indenture, the Indenture Trustee shall have the right under such power of attorney to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Airframe and Engines and upon such purchase to execute and deliver in the name of and on behalf of the Owner Trustee an appropriate bill of sale and other instruments of transfer relating to the Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Owner Trustee or otherwise, which the Indenture Trustee may deem necessary or appropriate to protect and preserve the right, title and interest of the Indenture Trustee in and to such Rents and other sums and the security intended to be afforded hereby; PROVIDED, HOWEVER, that no action of the Indenture Trustee pursuant to this paragraph shall increase the obligations or liabilities of the Owner Trustee to any Person beyond those obligations and liabilities specifically set forth in this Trust Indenture and in the other Operative Documents. Under the Lease, Lessee is directed, so long as this Trust Indenture shall not have been fully discharged, to make all payments of Rent (other than Excluded Payments) and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease (other than Excluded Payments) directly to, or as directed by, the Indenture Trustee at such address or addresses as the Indenture Trustee shall specify, for application as provided in this Trust Indenture. The Owner Trustee agrees that promptly upon receipt thereof, it will transfer to the Indenture Trustee any and all monies from time to time received by it constituting part of the Trust Indenture Estate, for distribution by the Indenture Trustee pursuant to this Trust Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Indenture Trustee under this Trust Indenture.

                  The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Indenture Trustee the full benefits of the assignment hereunder and of the rights and powers herein granted. The parties hereto acknowledge that neither the Owner Trustee nor the Owner Participant shall have any obligation as to any recording, filing, refiling or re-recording of any documents or instruments in regard to maintaining the perfection of the security interests created hereunder, in the Trust Indenture Estate or any security interest that may be claimed to have been created by the Lease or the ownership interest of the Owner Trustee in the Aircraft.

                  The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants and agrees that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, and the Lien hereof shall not have been released pursuant to Section 10.01 hereof, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee and its predecessor(s) in this transaction, and that it will not, except as otherwise provided in this Trust Indenture and except with respect to Excluded Payments to which it is entitled, (i) accept any payment from Lessee under any Indenture Agreement, (ii) enter into any agreement amending or supplementing any Indenture Agreement, (iii) execute any waiver or modification of, or consent under, the terms of, or exercise any rights, powers or privileges under, any Indenture Agreement, (iv) settle or compromise any claim (other than those relating to an Excluded Payment) arising under any Indenture Agreement or (v) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Indenture Agreement to arbitration thereunder.

                  The Owner Trustee does hereby further agree that it will not without the written consent of the Indenture Trustee:

                  (a) collect or agree to the receipt or collection of any payment of Rent (other than Excluded Payments), including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease prior to the date for the payment thereof provided for by the Lease or assign, transfer or hypothecate (other than to the Indenture Trustee hereunder) any payment of Rent (other than Excluded Payments), including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease, then due or to accrue in the future under the Lease in respect of the Airframe and Engines; or

                  (b) except as contemplated by the Trust Agreement in connection with the appointment of a successor owner trustee, sell, mortgage, transfer, assign or hypothecate (other than to the Indenture Trustee hereunder) its interest in the Airframe and Engines or any part thereof or in any amount to be received by it from the use or disposition of the Airframe and Engines, other than amounts distributed to it pursuant to Article III hereof.

                  It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Owner Trustee shall IPSO FACTO, and without any further conveyance, assignment or act on the part of the Owner Trustee or the Indenture Trustee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Owner Trustee contained in the foregoing paragraphs.

                  The Owner Trustee does hereby ratify and confirm the Lease and does hereby agree that it will not violate any covenant or agreement made by it therein, herein or in any of the other Owner Trustee Documents.

                  Notwithstanding the Granting Clause or any of the foregoing paragraphs, there is hereby excluded from the foregoing sale, transfer, assignment, grant, pledge and security interest all Excluded Payments.

                  IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01 DEFINITIONS. For all purposes of this Indenture the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACTUAL KNOWLEDGE" shall mean, (i) as it applies to the Owner Trustee or Indenture Trustee, as the case may be, actual knowledge of a Responsible Officer in the Trust Office of the Owner Trustee or in the Corporate Trust Office of the Indenture Trustee, as the case may be, and (ii) as it applies to the Owner Participant, actual knowledge of a vice president or other higher officer of the Owner Participant having responsibility for the transactions contemplated by the Operative Documents.

                  "AMORTIZATION AMOUNT" shall mean, with respect to any Principal Amount Repayment Date, the amount set forth opposite such Date on the Amortization Schedule.

                  "AMORTIZATION SCHEDULE" shall mean the amortization schedule for the Secured Certificates delivered pursuant to Section 2.02 hereof.

                  "AVERAGE LIFE DATE" for each Secured Certificate to be redeemed shall be the date which follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Secured Certificate. "REMAINING WEIGHTED AVERAGE LIFE" of such Secured Certificate, at the redemption date of such Secured Certificate, shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment of principal, including the payment due on the maturity date of such Secured Certificate, by
(ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment; by (b) the then unpaid principal amount of such Secured Certificate.

                  "CASH EQUIVALENTS" shall mean the investments specified in
Section 22(a) of the Lease.

                  "CERTIFICATE HOLDER" shall mean any holder from time to time of one or more Secured Certificates.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "CONTINUOUS STAY PERIOD" shall have the meaning specified in
Section 4.04(a) hereof.

                  "CORPORATE TRUST DEPARTMENT" or "TRUST OFFICE" means the principal corporate trust office of the Owner Trustee located at MAC: U1254-031, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, or such other office at which the Owner Trustee's corporate trust business shall be administered which the Owner Trustee shall have specified by notice in writing to Lessee, the Indenture Trustee, the Owner Participant and each Certificate Holder.

                  "CORPORATE TRUST OFFICE" shall mean the principal office of the Indenture Trustee located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department, or such other office at which the Indenture Trustee's corporate trust business shall be administered which the Indenture Trustee shall have specified by notice in writing to Lessee, the Owner Trustee, the Loan Participants and each Certificate Holder.

                  "DEBT" shall mean any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction, or other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments or for the deferred purchase price of property, goods or services.

                  "DEBT RATE" shall mean, with respect to any Series, the rate per annum specified for such Series under the heading "Interest Rate" in
Schedule I to the Trust Indenture.

                  "DEFAULT" means any event or condition that with the giving of notice or the lapse of time or both would become an Event of Default or Lease Event of Default (excluding Lease Events of Default related to Excluded Payments).

                  "DOLLARS" and "$" shall mean the lawful currency of the United States of America.

                  "ENFORCEMENT DATE" shall have meaning specified in Section
4.03 hereof.

                  "EVENT OF DEFAULT" shall have the meaning specified in Section
4.02 hereof.

                  "EXCESS AMOUNT" shall have the meaning specified in Section 2.03(b) hereof.

                  "EXCLUDED PAYMENTS" shall mean (i) indemnity payments paid or payable by Lessee to or in respect of the Owner Participant or the Owner Trustee in its individual capacity, their respective Affiliates, successors and permitted assigns and their directors, officers, employees, servants and agents (collectively, the "OWNER INDEMNITEES") pursuant to Sections 7(b), 7(c), 16 and 17 of the Participation Agreement, (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims made, or losses suffered, by the Owner Trustee or the Indenture Trustee in their respective individual capacities or by any of the Owner Indemnitees, (iii) proceeds of insurance maintained with respect to the Aircraft by the Owner Participant (whether directly or through the Owner Trustee) or any other Owner

Indemnitee and permitted under Section 11(e) of the Lease, (iv) all payments required to be made under the Tax Indemnity Agreement by Lessee and all payments of Supplemental Rent by Lessee in respect of any amounts payable under the Tax Indemnity Agreement, (v) fees payable to the Owner Trustee or the Indenture Trustee pursuant to the last sentence of Section 7(c) of the Participation Agreement, (vi) provided that the Secured Certificates shall have been duly assumed by Lessee pursuant to Section 2.13 hereof, the amounts payable to the Owner Trustee pursuant to the third sentence of Section 19(d) of the Lease plus all reasonable expenses incurred by the Owner Trustee and the Owner Participant in connection with such assumption, as applicable, (vii) any payment of the foregoing under the Guarantee, (viii) interest accrued on any of the above, and
(ix) any right to enforce the payment of any amount described in clauses (i) through (viii) above and the right to declare an Event of Default in respect of any of the foregoing amounts.

                  "FEDERAL FUNDS RATE" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not published for any day that is a Business Day, the average of the quotations for such day for such transactions received by State Street from three Federal funds brokers of recognized standing selected by it.

                  "GOVERNMENT ENTITY" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

                  "GUARANTOR" shall have the meaning specified in the Lease.

                  "INDENTURE AGREEMENTS" means the Participation Agreement, the Lease, the Purchase Agreement, the Purchase Agreement Assignment[, the Guaranty -- A319'S ONLY], the Consent and Agreement, the Guarantee, the Bills of Sale and any other contract, agreement or instrument from time to time assigned or pledged under the Trust Indenture.

                  "INDENTURE INDEMNITEE" means (i) the Indenture Trustee, (ii) the Loan Participants and each Certificate Holder, (iii) the Subordination Agent, (iv) the Liquidity Provider, (v) the Pass Through Trustee and (vi) the respective directors, officers, employees, agents and servants of each of the Persons described in clauses (i) through (v), inclusive.

                  "INDENTURE TRUSTEE EVENT" means either (i) the Secured Certificates shall have become due and payable pursuant to Section 4.04(b) of the Trust Indenture or (ii) the Indenture Trustee has taken action or notified the Owner Trustee that it intends to take action to foreclose the Lien of the Trust Indenture or otherwise commence the exercise of any significant remedy under the Trust Indenture or the Lease.

                  "LAW" shall mean (a) any constitution, treaty, statute, law, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

                  "LEASE" shall mean that certain Lease Agreement [NW ____ _], dated as of [_______________], entered into by the Owner Trustee and Lessee concurrently with the execution and delivery hereof, as said Lease Agreement has been, or may from time to time be, supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Indenture. The term "LEASE" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

                  "LEASE DEFAULT" shall mean a "Default" as defined in the Lease.

                  "LEASE EVENT OF DEFAULT" shall mean an "Event of Default" as defined in the Lease.

                  "LESSEE" shall mean Northwest Airlines, Inc., a Minnesota corporation.

                  "LESSEE OPERATIVE DOCUMENTS" means the Participation Agreement, the Lease, Lease Supplement No. 1, the Tax Indemnity Agreement, the Purchase Agreement Assignment, the FAA Bill of Sale and the Bill of Sale.

                  "MAJORITY IN INTEREST OF CERTIFICATE HOLDERS" as of a particular date of determination shall mean the holders of more than a majority in aggregate unpaid Principal Amount of all Secured Certificates outstanding as of such date (excluding any Secured Certificates held by the Owner Trustee or the Owner Participant or any interests of the Owner Participant therein by reason of subrogation pursuant to Section 4.03 hereof (unless all Secured Certificates then outstanding shall be held by the Owner Trustee or the Owner Participant) or Lessee or any affiliate of any thereof[, it being understood that the Class D Trustee shall be an affiliate of Lessee as long as more than 50% in the aggregate face amount of the Pass Through Certificates issued by the Class D Pass Through Trust are held by an affiliate of Lessee or the Class D Trustee is otherwise under the control of such affiliate of Lessee -- option for A319's and 757's]).

                  "MAKE-WHOLE AMOUNT" means, with respect to any Secured Certificate, the amount (as determined by an independent investment banker selected by Lessee and reasonably acceptable to the Indenture Trustee and the Owner Participant) by which (a) the present value of the remaining scheduled payments of principal and interest from the redemption date to maturity of such Secured Certificate computed by discounting each such payment on a semiannual basis from its respective Payment Date (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield EXCEEDS (b) the outstanding principal amount of such Secured Certificate plus accrued interest. For purposes of determining the Make-Whole Amount, "TREASURY YIELD" at the time of determination with respect to any Secured Certificate means the interest rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Secured Certificate and trading in the public securities market either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States
Treasury securities, trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Secured Certificate and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Secured Certificate, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average
Life Date of such Secured Certificate is reported on the most recent
H.15(519), such weekly average yield to maturity as published in such H.15(519). "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. The date of determination of a Make-Whole Amount shall be the third Business Day prior to the applicable redemption date and the "MOST RECENT H.15(519)" means the H.15(519) published prior to the close of business on the third Business Day prior to the applicable redemption date.

                  "MORTGAGED PROPERTY" shall have the meaning specified in
Section 3.03 hereof.

                  "OWNER INDEMNITEE" shall have the meaning specified in the definition of Excluded Payments herein.

                  "OWNER PARTICIPANT" shall mean [____________________________], a [____________________], so long as such party shall have any interest in the Trust Estate, and transferees thereof as permitted by Section 8 of the Participation Agreement.

                  "PARTICIPANTS" shall mean and include the Loan Participants and the Owner Participant.

                  "PARTICIPATION AGREEMENT" shall mean that certain Participation Agreement [NW ____ _], dated as of [_______________], among the Owner Trustee, the Subordination Agent, the Indenture Trustee, Lessee, the Guarantor, the Owner Participant and the Purchasers as the same may from time to time be supplemented or further amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms thereof.

                  "PAST DUE RATE" shall mean, with respect to the Secured Certificates, the rate per annum equal to 2% over the Debt Rate as in effect from time to time.

                  "PAYMENT DATE" shall mean each [April 1 and October 1], commencing on [April/October __, ____] (or, if any such day is not a Business Day, the immediately succeeding Business Day) until the Secured Certificates have been paid in full.

                  "PRINCIPAL AMOUNT" with respect to a Secured Certificate means the stated original principal amount of such Secured Certificate and, with respect to all Secured Certificates, means the aggregate stated original principal amounts of all Secured Certificates.

                  "PRINCIPAL AMOUNT REPAYMENT DATE" shall mean each Payment Date on which any portion of the Principal Amount is due and payable in accordance with the Amortization Schedule.

                  "QIB" shall have the meaning specified in Section 2.08 hereof.

                  "REPLACEMENT AIRFRAME" shall mean any airframe substituted for the Airframe pursuant to Section 5.06 hereof.

                  "REPLACEMENT ENGINE" shall mean any engine substituted for an Engine pursuant to Section 5.06 hereof.

                  "RESPONSIBLE OFFICER" means with respect to the Owner Trustee, a responsible officer in the Trust Office of the Owner Trustee (including, without limitation, any authorized officer in the Trust Office of the Owner Trustee), and with respect to the Indenture Trustee, a responsible officer in the Corporate Trust Office of the Indenture Trustee.

                  "SECTION 1110 PERIOD" shall have the meaning specified in
Section 4.04(a) hereof.

                  "SECURED CERTIFICATES" shall mean and include any Secured Certificates issued hereunder, and issued in exchange therefor or replacement thereof.

                  "SECURED OBLIGATIONS" shall have the meaning specified in
Section 2.06 hereof.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SERIES A-1" or "SERIES A-1 SECURED CERTIFICATES" means Secured Certificates issued and designated as "Series A-1" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series A-1."

                  "SERIES A-2" or "SERIES A-2 SECURED CERTIFICATES" means Secured Certificates issued and designated as "Series A-2" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series A-2."

                  "SERIES B" or "SERIES B SECURED CERTIFICATES" means Secured Certificates issued and designated as "Series B" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series B."

                  "SERIES C" or "SERIES C SECURED CERTIFICATES" means Secured Certificates issued and designated as "Series C" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series C."

                  ["SERIES D" or "SERIES D SECURED CERTIFICATES" means Secured Certificates issued and designated as "Series D" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series D." -- option for A319's and 757's]

                  "STATE STREET" means State Street Bank and Trust Company, a Massachusetts trust company, not in its capacity as Indenture Trustee under the Trust Indenture, but in its individual capacity.

                  "TRANSACTIONS" means the transactions contemplated by the Participation Agreement and the other Operative Documents.

                  "TRUST AGREEMENT AND INDENTURE SUPPLEMENT" shall mean a supplement to the Trust Agreement and to this Indenture, in substantially the form of Exhibit A hereto, which shall particularly describe the Aircraft, and any Replacement Airframe and Replacement Engine included in the property of the Owner Trustee covered by the Trust Agreement.

                  "TRUST INDENTURE", "THIS TRUST INDENTURE", "THE TRUST INDENTURE", "INDENTURE", "THIS INDENTURE", and "THE INDENTURE" shall mean this Trust Indenture and Security Agreement [NW ____ _] as it may from time to time be supplemented or amended as herein provided, including supplementing by the Trust Agreement and Indenture Supplement pursuant hereto.

                  "TRUST INDENTURE ESTATE" shall mean all estate, right, title and interest of the Indenture Trustee in and to the properties referred to in the Granting Clause of this Trust Indenture, excluding Excluded Payments.

                  "WELLS FARGO" shall mean Wells Fargo Bank Northwest, National Association, a national banking association.

                  SECTION 1.02. REFERENCE TO OTHER DOCUMENTS. For all purposes of this Trust Indenture the terms used but not defined herein are used as defined in the Lease.

                                   ARTICLE II

                            THE SECURED CERTIFICATES

                  SECTION 2.01 FORM OF SECURED CERTIFICATES.

                  The Secured Certificates shall be substantially in the form set forth below:

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

WELLS FARGO BANK NORTHEST, NATIONAL ASSOCIATION, AS OWNER TRUSTEE UNDER TRUST AGREEMENT [NW ____ _] DATED AS OF [________________________].

SERIES [___] NON-RECOURSE SECURED CERTIFICATE DUE [_____] ISSUED IN CONNECTION WITH THE [AIRBUS A319-113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N[_____].

No.____                                                          Date:[________]
$_____________________

                    INTEREST RATE                  MATURITY DATE

                     [_________]                [_________,________]

                  WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee (herein in such capacity called the "OWNER TRUSTEE") under that certain Trust Agreement [NW ____ _], dated as of [_______________], between the Owner Participant named therein and WELLS FARGO (herein as such Trust Agreement may be supplemented or amended from time to time called the "TRUST AGREEMENT"), hereby promises to pay to ___________, or the registered assignee thereof, the principal sum of $_________ (the "PRINCIPAL AMOUNT"), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the interest rate indicated above. The Principal Amount of this Secured Certificate shall be payable [on April 1, 2011](1) [in installments on the dates set forth in
Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto]
(2). Accrued but unpaid interest shall be due and payable in semi-annual installments commencing [April/October 1, _____], and thereafter on [October 1] and [April 1] of each year, to and including [____________]. [Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate. ] (3) Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

                  For purposes hereof, the term "TRUST INDENTURE" means the Trust Indenture and Security Agreement [NW ____ _], dated as of [_______________], between the Owner Trustee and State Street Bank and Trust Company (the "INDENTURE TRUSTEE"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

                  This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

                  All payments of Principal Amount, interest, Make-Whole Amount, if any, and other amounts, if any, to be made by the Owner Trustee hereunder and under the Trust Indenture

--------------------
1 To be inserted in non-installment Secured Certificates (the Series A-2 Secured Certificates).

2   To be inserted in installment Secured Certificates.

3   To be inserted in installment Secured Certificates.

shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Trust Indenture Estate to enable the Indenture Trustee to make such payments in accordance with the terms of Section 2.03 and
Article III of the Trust Indenture and each holder hereof, by its acceptance of this Secured Certificate, agrees that it will look solely to the income and proceeds from the Trust Indenture Estate to the extent available for distribution to the holder hereof as above provided and that none of the Owner Participant, the Owner Trustee or the Indenture Trustee is personally liable or liable in any manner extending to any assets other than the Trust Indenture Estate to the holder hereof for any amounts payable or any liability under this Secured Certificate or, except as provided in the Trust Indenture or in the Participation Agreement, for any liability under the Trust Indenture or the Participation Agreement; PROVIDED, HOWEVER, that nothing herein contained shall limit, restrict or impair the right of the Indenture Trustee, subject always to the terms and provisions of the Trust Indenture, to accelerate the maturity of this Secured Certificate upon occurrence of an Event of Default under the Trust Indenture in accordance with Section 4.04(b) of the Trust Indenture, to bring suit and obtain a judgment against the Owner Trustee on this Secured Certificate for purposes of realizing upon the Trust Indenture Estate and to exercise all rights and remedies provided under the Trust Indenture or otherwise realize upon the Trust Indenture Estate.

                  There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

                  The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

                  The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment received by it hereunder shall be applied, FIRST, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, SECOND, to the payment of the Principal Amount of this Secured Certificate then due, THIRD, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and FOURTH, the balance, if any, remaining thereafter, to the payment of Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

                  This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Trust Indenture. The Trust Indenture Estate is held by the Indenture Trustee as security, in part, for the Secured Certificates. The provisions of this Secured Certificate are subject to the Trust Indenture. Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Secured Certificate.

                  As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

                  Prior to due presentment for registration of transfer of this Secured Certificate, the Owner Trustee and the Indenture Trustee shall treat the person in whose name this Secured Certificate is registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

                  This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise. This Secured Certificate is also subject to assumption by Lessee as provided in
Section 2.13 of the Trust Indenture, to exchange and to purchase by the Owner Participant or the Owner Trustee as provided in Section 2.14 of the Trust Indenture but not otherwise.

                  The indebtedness evidenced by this Secured Certificate [shall rank in right of payment equally with all Series A-2 Secured Certificates and all other Series A-1 Secured Certificates but shall rank senior in right of payment to all the other Secured Certificates.](4) [shall rank in right of payment equally with all Series A-1 Secured Certificates and all other
Series A-2 Secured Certificates but shall rank senior in right of payment to all the other Secured Certificates.](5) [is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of [Series A-1 Secured Certificates and Series A-2 Secured Certificates](6) [Series A-1 Secured Certificates, Series A-2 Secured Certificates and Series B Secured Certificates](7) [Series A-1 Secured Certificates, Series A-2 Secured Certificates, Series B Secured Certificates and Series C Secured Certificates -- option for A319's and 757's](8), and this Secured Certificate is issued subject to such provisions.](9) The Certificate


------------------------
4    To be inserted in the case of a Series A-1 Secured Certificate.

5    To be inserted in the case of a Series A-2 Secured Certificate.

6    To be inserted in the case of a Series B Secured Certificate.

7    To be inserted in the case of a Series C Secured Certificate.

8 [To be inserted in the case of a Series D Secured Certificate -- option for A319's and 757's].

Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

                  THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     *  *  *

                  IN WITNESS WHEREOF, the Owner Trustee has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.


                                  WELLS FARGO BANK NORTHWEST,
                                  NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as Owner Trustee


                                    By__________________________________________
                                       Name:
                                       Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.


                                  STATE STREET BANK AND TRUST COMPANY,
                                    not in its individual capacity but solely as Indenture Trustee


                                    By__________________________________________
                                       Name:
                                       Title:

                                   SCHEDULE I

                        SECURED CERTIFICATES AMORTIZATION

                                                Percentage of
                                               Principal Amount
                     Payment Date                 to be Paid
              -------------------------    ------------------------


                       [SEE SCHEDULE I TO TRUST INDENTURE
                        WHICH IS INSERTED UPON ISSUANCE]

                                    *  *  *

                  SECTION 2.02. ISSUANCE AND TERMS OF SECURED CERTIFICATES.

                  The Secured Certificates shall be dated the date of issuance thereof, shall be issued in [four] [five -- option for A319's and 757's] separate series consisting of Series A-1, Series A-2, Series B [and] Series C [and Series D -- option for A319's and 757's] and in the maturities and principal amounts and shall bear interest as specified in Schedule I hereto. On the Delivery Date, each Secured Certificate shall be issued to the Pass Through Trustees (or their designee) under the Pass Through Agreements as set forth in
Schedule II hereto. The Secured Certificates shall be issued in registered form only. The Secured Certificates shall be issued in denominations of $1,000 and integral multiples thereof, except that one Secured Certificate of each Series may be in an amount that is not an integral multiple of $1,000.

                  Each Secured Certificate shall bear interest at the Debt Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on the unpaid Principal Amount thereof from time to time outstanding, payable in arrears on [April/October 1, ____], and on each [October 1] and [April 1] thereafter until maturity. The Principal Amount of each Series A-1, Series B [and] Series C [and Series D -- option for A319's and 757's] Secured Certificate shall be payable on the dates and in the installments equal to the corresponding percentage of the Principal Amount as set forth in Schedule I hereto applicable to such Series which shall be attached as Schedule I to the Series A-1, Series B [and] Series C [and Series D -- option for A319's and 757's] Secured Certificates. The Principal Amount of each Series A-2 Secured Certificate shall be due in a single payment on April 1, 2011. Notwithstanding the foregoing, the final payment made under each Series A-1, Series B [and] Series C [and Series D -- option for A319's and 757's] Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, such Secured Certificate. Each Secured Certificate shall bear interest at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any part of the Principal Amount, Make-Whole Amount, if any, and to the extent permitted by applicable law, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

                  The Owner Trustee agrees to pay to the Indenture Trustee for distribution in accordance with Section 3.04 hereof (a) any and all indemnity amounts received by the Owner Trustee which are payable by Lessee to (i) the Indenture Trustee in its individual capacity, (ii) the Certificate Holders,
(iii) the Subordination Agent, (iv) the Liquidity Provider, or (v) the Pass Through Trustees, in each case pursuant to Section 7 of the Participation Agreement, (b) Owner Trustee's pro rata share of all amounts owed to the Liquidity Provider by the Subordination Agent under each Liquidity Facility other than amounts due as (i) repayments of the principal of advances thereunder, (ii) interest on Interest Drawings, Final Drawings, and Applied Downgrade Advances and Applied Non-Extension Advances (as defined in the Liquidity Facilities) under any Liquidity Facility except to the extent included in Net Interest and Related Charges, and (iii) fees payable to the Liquidity Provider payable (whether or not in fact paid) under Section 7(a) of the Note Purchase Agreement (as originally in effect or amended, with the consent of the Owner Participant), and (c) any and all amounts received by the Owner Trustee which are payable by Lessee under clause (c) or (d) of the definition of Supplemental Rent. As used in this Section, "OWNER TRUSTEE'S PRO RATA SHARE" means as of any time:

                  (A) with respect to all amounts other than Net Interest and Related Charges, a fraction the numerator of which is the aggregate principal balance then outstanding of the Secured Certificates and the denominator of which is the aggregate principal balance then outstanding of all Equipment Notes, PLUS

                  (B) with respect to all Net Interest and Related Charges (x) if there exists a Payment Default under any Secured Certificate a fraction, the numerator of which is the aggregate principal balance then outstanding of the Secured Certificates [(other than the Series D Secured Certificates) -- option for A319's and 757's] and the denominator of which is the aggregate principal balance then outstanding of all Equipment Notes (other than the Series D Equipment Notes) issued under Indentures under which there exists a Payment Default or (y) at all other times, zero.

As used in this Section, "NET INTEREST AND RELATED CHARGES" means the sum of (i) the amount, if any, by which interest payable to the Liquidity Provider on any Interest Drawing, Final Drawing, Applied Downgrade Advance and/or Applied Non-Extension Advance (as defined in the Liquidity Facilities) exceeds the amount which would be payable if such drawings bore interest at the Designated Interest Rate plus (ii) any amounts payable under Section 3.01, Section 3.02,
Section 3.03 or Section 7.07 of each Liquidity Facility (or similar provisions of any succeeding Liquidity Facility) which result from any Interest Drawing, Final Drawing, Applied Downgrade Advance or Applied Non-Extension Advance (as defined in the Liquidity Facilities). As used in this Section "DESIGNATED INTEREST RATE" means the weighted average Past Due Rate (as defined in the applicable Indentures) except that [(i) the Debt Rate for the Series D Secured Certificates shall not be taken into account for the calculation of such weighted average rate and

(ii) -- option for A319's and 757's] with respect to that portion of any Final Drawing (or Applied Downgrade Advance or Applied Non-Extension Advance which becomes a Final Drawing) which remains in a Cash Collateral Account, Designated Interest Rate means the weighted average Investment Earnings of funds in the Cash Collateral Accounts. As used in this Section, a Payment Default when used in connection with a Secured Certificate or Equipment Note means a default in the payment of principal thereof or interest thereon which has not been cured other than solely because of acceleration. The following terms are used in this Section as defined in the Intercreditor Agreement without regard to any amendment, modification or supplement thereto after the Closing Date: Cash Collateral Accounts, Equipment Notes, Final Drawing, Indentures, Interest Drawing, Investment Earnings and Series D Equipment Notes.

                  The Secured Certificates shall be executed on behalf of the Owner Trustee by its President or one of its Vice Presidents, Assistant Vice Presidents or Assistant Secretaries or other authorized officer. Secured Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Secured Certificates or did not hold such offices at the respective dates of such Secured Certificates. The Owner Trustee may from time to time execute and deliver Secured Certificates with respect to the Aircraft to the Indenture Trustee for authentication upon original issue and such Secured Certificates shall thereupon be authenticated and delivered by the Indenture Trustee upon the written request of the Owner Trustee signed by a Vice President or Assistant Vice President or other authorized officer of the Owner Trustee; PROVIDED, HOWEVER, that each such request shall specify the aggregate Principal Amount of all Secured Certificates to be authenticated hereunder on original issue with respect to the Aircraft. No Secured Certificate shall be secured by or entitled to any benefit under this Trust Indenture or be valid or obligatory for any purposes, unless there appears on such Secured Certificate a certificate of authentication in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers and such certificate upon any Secured Certificates shall be conclusive evidence, and the only evidence, that such Secured Certificate has been duly authenticated and delivered hereunder.



                  SECTION 2.03. PAYMENTS FROM TRUST INDENTURE ESTATE ONLY.

                  (a) Without impairing any of the other rights, powers, remedies, privileges, liens or security interests of the Certificate Holders under this Trust Indenture, each Certificate Holder, by its acceptance of a Secured Certificate, agrees that as between it and the Owner Trustee, except as expressly provided in this Trust Indenture, the Participation Agreement or any other Operative Document, (i) the obligation to make all payments of the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to the Secured Certificates, and the performance by the Owner Trustee of every obligation or covenant contained in this Trust Indenture and in the Participation Agreement or any of the other Operative Documents, shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Trust Indenture Estate to enable the Indenture Trustee to make such payments in accordance with the terms of Article III hereof, and all of the statements, representations, covenants and agreements made by the Owner Trustee (when made in such capacity) contained in this Trust Indenture and any agreement referred to herein other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate; therefore, anything contained in this Trust Indenture or such other agreements to the contrary notwithstanding (except for any express provisions or representations that the Owner Trustee is responsible for, or is making, in its individual capacity, for which there would be personal liability of the Owner Trustee), no recourse shall be had with respect to this Trust Indenture or such other agreements against the Owner Trustee in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling Person or Persons of any of them, and (ii) none of the Owner Trustee, in its individual capacity, the Owner Participant, the Indenture Trustee and any officer, director, trustee, servant, employee, agent or direct or indirect parent or controlling Person or Persons of any of them shall have any personal liability for any amounts payable, or other obligation owed, hereunder, under the Participation Agreement or any of the other Operative Documents or under the Secured Certificates except as expressly provided herein or in the Participation Agreement; PROVIDED, HOWEVER, that nothing contained in this Section 2.03(a) shall be construed to limit the exercise and enforcement in accordance with the terms of this Trust Indenture or such other agreements of rights and remedies against the Trust Estate. These provisions are not intended as any release or discharge of the indebtedness represented by the Secured Certificates and the Trust Indenture, but are intended only as a covenant not to sue the Owner Participant, the Owner Trustee or the Indenture Trustee in their individual capacities, except as expressly provided herein or in the Participation Agreement, for a deficiency with respect to such indebtedness, the indebtedness represented by this Trust Indenture and the Secured Certificates to remain in full force and effect as fully as though these provisions were not contained in this Trust Indenture. The Owner Trustee hereby acknowledges that the Certificate Holders have expressly reserved all their rights and remedies against the Trust Indenture Estate, including the right, in the event of a default in the payment of all or part of the Principal Amount of, interest on, Make-Whole Amount, if any, or any other amount due with respect to any Secured Certificate within the periods provided for in Section 4.02(b) hereof, or upon the occurrence and continuation of any other Event of Default under this Trust Indenture, to foreclose upon this Trust Indenture, and/or to receive the proceeds from the Trust Indenture Estate and otherwise to enforce any other right under this Trust Indenture in accordance with the provisions hereof. Nothing in this Section 2.03(a) shall (x) release the Owner Trustee or constitute a covenant not to sue the Owner Trustee for any breach by it of any representations, warranties or covenants of the Owner Trustee contained in the Operative Documents or (y) release the Owner Trustee in its individual capacity from personal liability, or constitute a covenant not to sue the Owner Trustee in its individual capacity for any breach by it of any representations, warranties or covenants of the Owner Trustee made in its individual capacity in the Operative Documents.

                  (b) If (i) all or any part of the Trust Estate becomes the property of, or the Owner Trustee or Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (ii) pursuant to such reorganization provisions, including Section 1111(b) of the Bankruptcy Code, the Owner Trustee (in its individual capacity) or the Owner Participant is required, by reason of the Owner Trustee (in its individual capacity) or the Owner Participant being held to have recourse liability to any Certificate Holder or the Indenture Trustee, directly or indirectly (other than the recourse liability of the Owner Trustee (in its individual capacity), to make payment on account of any amount payable as principal, Make-Whole Amount, if any, interest or other amounts on the Secured Certificates or under this Indenture and (iii) any Certificate Holder or the Indenture Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Trustee (in its individual capacity) or the Owner Participant on account of clause (ii) above, then such Certificate Holder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee (in its individual capacity) or the Owner Participant (whichever shall have made such payment) such Excess Amount.

                  For purposes of this Section 2.03(b), "EXCESS AMOUNT" means the amount by which such payment exceeds the amount that would have been received by a Certificate Holder or the Indenture Trustee if the Owner Trustee (in its individual capacity) or the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section 2.03(b) shall prevent a Certificate Holder or the Indenture Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Trustee (in its individual capacity) or the Owner Participant under the Participation Agreement or this Trust Indenture (and any exhibits or annexes hereto or thereto) or by separate agreement or from retaining any amount paid by Owner Participant under Section 2.14 or 4.03 hereof.

                  SECTION 2.04. METHOD OF PAYMENT.

                  (a) The Principal Amount of, interest on, Make-Whole Amount, if any, and other amounts due under each Secured Certificate or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 12:00 noon, New York City time, on the due date of payment to the Indenture Trustee at the Corporate Trust Office for distribution among the Certificate Holders in the manner provided herein. The Owner Trustee shall not have any responsibility for the distribution of such payment to any Certificate Holder. Notwithstanding the foregoing or any provision in any Secured Certificate to the contrary, the Indenture Trustee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Certificate Holder (with a copy to the Owner Trustee), all amounts paid by the Owner Trustee hereunder and under such holder's Secured Certificate or Secured Certificates to such holder or a nominee therefor (including all amounts distributed pursuant to Article III of this Trust Indenture) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 2:00 p.m., New York City time, on the due date of payment, to an account maintained by such holder with a bank located in the continental United States the amount to be distributed to such holder, for credit to the account of such holder maintained at such bank. If the Indenture Trustee shall fail to make any such payment as provided in the immediately preceding sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate such holders for loss of use of funds at the Federal Funds Rate until such payment is made and the Indenture Trustee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made without any presentment or surrender of any Secured Certificate, except that, in the case of the final payment in respect of any Secured Certificate, such Secured Certificate shall be surrendered to the Indenture Trustee for cancellation promptly after such payment. Notwithstanding any other provision of this Trust Indenture to the contrary, the Indenture Trustee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Indenture Trustee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 12:00 noon, New York City time, at the place of payment. Prior to the due presentment for registration of transfer of any Secured Certificate, the Owner Trustee and the Indenture Trustee shall deem and treat the Person in whose name any Secured Certificate is registered on the Secured Certificate Register as the absolute owner and holder of such Secured Certificate for the purpose of receiving payment of all amounts payable with respect to such Secured Certificate and for all other purposes, and none of the Owner Trustee or the Indenture Trustee shall be affected by any notice to the contrary. So long as any signatory to the Participation Agreement or nominee thereof shall be a registered Certificate Holder, all payments to it shall be made to the account of such Certificate Holder specified in Schedule I thereto and otherwise in the manner provided in or pursuant to the Participation Agreement unless it shall have specified some other account or manner of payment by notice to the Indenture Trustee consistent with this Section 2.04.


                  (b) The Indenture Trustee, as agent for the Owner Trustee, shall exclude and withhold at the appropriate rate from each payment of Principal Amount of, interest on, Make-Whole Amount, if any, and other amounts due hereunder or under each Secured Certificate (and such exclusion and withholding shall constitute payment in respect of such Secured Certificate) any and all withholding taxes applicable thereto as required by Law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Secured Certificates, to withhold such amounts (and such withholding shall constitute payment in respect of such Secured Certificate) and timely pay the same to the appropriate authority in the name of and on behalf of the Certificate Holders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof it will deliver to each Certificate Holder (with a copy to the Owner Trustee and Lessee) appropriate receipts showing the payment thereof, together with such additional documentary evidence as any such Certificate Holder may reasonably request from time to time.

                  If a Certificate Holder which is not a U.S. Person within the meaning of Section 7701(a)(30) of the Code has furnished to the Indenture Trustee a properly completed (including the U.S. Taxpayer Identification Number of the Certificate Holder) and currently effective U.S. Internal Revenue Service Form W-8IMY (with appropriate attachments), W-8BEN or W-8ECI (or such successor form or forms as may be required by the United States Treasury Department or Internal Revenue Service) during the calendar year in which the payment hereunder or under the Secured Certificate(s) held by such holder is made (but prior to the making of such payment), or in either of the two preceding calendar years, and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Indenture Trustee has no reason to know that any information set forth in such form is inaccurate), the Indenture Trustee shall withhold only the amount, if any, required by Law (after taking into account any applicable exemptions claimed by the Certificate Holder) to be withheld from payments hereunder or under the Secured Certificates held by such holder in respect of United States federal income tax (and such withholding shall constitute payment in respect of such Secured Certificate). If a Certificate Holder which is a U.S. Person within the meaning of Section 7701(a)(30) of the Code has furnished to the Indenture Trustee a properly completed and currently effective U.S. Internal Revenue Service Form W-9 prior to a payment hereunder or under the Secured Certificates held by such holder (or if such U.S. Person is exempt from backup withholding), no amount shall be withheld from payments in respect of United States federal income tax. If any Certificate Holder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such holder has not filed a form claiming an exemption from United States withholding tax or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Secured Certificates held by such holder, the Indenture Trustee agrees to withhold from each payment due to the relevant Certificate Holder withholding taxes at the appropriate rate under Law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by applicable law.

                  Neither the Owner Participant nor the Owner Trustee shall be liable for the failure of the Indenture Trustee to withhold taxes in the manner provided for herein or if any Certificate Holder provides false or inaccurate information on any form required to be delivered under this Section 2.04.

                  SECTION 2.05. APPLICATION OF PAYMENTS.

                  In the case of each Secured Certificate, each payment of Principal Amount, Make-Whole Amount, if any, and interest or other amounts due thereon shall be applied:

                  FIRST: to the payment of accrued interest on such Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and to the extent permitted by Law, any overdue interest and any other overdue amounts thereunder) to the date of such payment;

                  SECOND: to the payment of the Principal Amount of such Secured Certificate (or a portion thereof) then due thereunder;

                  THIRD: to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under such Secured Certificate; and

                  FOURTH: the balance, if any, remaining thereafter, to the payment of the Principal Amount of such Secured Certificate remaining unpaid (provided that such Secured Certificate shall not be subject to redemption except as provided in Sections 2.10, 2.11 and 2.12 hereof).

The amounts paid pursuant to clause "Fourth" above shall be applied to the installments of Principal Amount of such Secured Certificate in the inverse order of their normal maturity.

                  SECTION 2.06. TERMINATION OF INTEREST IN TRUST INDENTURE
ESTATE.

                  A Certificate Holder shall not, as such, have any further interest in, or other right with respect to, the Trust Indenture Estate when and if the Principal Amount of, Make-Whole Amount, if any, and interest on and other amounts due under all Secured Certificates held by such Certificate Holder and all other sums then payable to such Certificate Holder hereunder and under the other Operative Documents by the Owner Trustee (collectively, the "SECURED OBLIGATIONS") shall have been paid in full.

                  SECTION 2.07. REGISTRATION, TRANSFER AND EXCHANGE OF SECURED CERTIFICATES.

                  The Indenture Trustee shall keep a register (the "SECURED CERTIFICATE REGISTER") in which the Indenture Trustee shall provide for the registration of Secured Certificates and the registration of transfers of Secured Certificates. No such transfer shall be given effect unless and until registration hereunder shall have occurred. The Secured Certificate Register shall be kept at the Corporate Trust Office of the Indenture Trustee. The Indenture Trustee is hereby appointed "Secured Certificate Registrar" for the purpose of registering Secured Certificates and transfers of Secured Certificates as herein provided. A holder of any Secured Certificate intending to exchange such Secured Certificate shall surrender such Secured Certificate to the Indenture Trustee at the Corporate Trust Office, together with a written request from the registered holder thereof for the issuance of a new Secured Certificate, specifying, in the case of a surrender for transfer, the name and address of the new holder or holders. Upon surrender for registration of transfer of any Secured Certificate, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Secured Certificates of a like aggregate Principal Amount and of the same series. At the option of the Certificate Holder, Secured Certificates may be exchanged for other Secured Certificates of any authorized denominations of a like aggregate Principal Amount, upon surrender of the Secured Certificates to be exchanged to the Indenture Trustee at the Corporate Trust Office. Whenever any Secured Certificates are so surrendered for exchange, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, the Secured Certificates which the Certificate Holder making the exchange is entitled to receive. All Secured Certificates issued upon any registration of transfer or exchange of Secured Certificates (whether under this Section 2.07 or under Section 2.08 hereof or otherwise under this Trust Indenture) shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Trust Indenture, as the Secured Certificates surrendered upon such registration of transfer or exchange. Every Secured Certificate presented or surrendered for registration of transfer, shall (if so required by the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Certificate Holder or such holder's attorney duly authorized in writing, and the Indenture Trustee shall require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities Laws of any applicable state. The Indenture Trustee shall make a notation on each new Secured Certificate of the amount of all payments of Principal Amount previously made on the old Secured Certificate or Secured Certificates with respect to which such new Secured Certificate is issued and the date to which interest on such old Secured Certificate or Secured Certificates has been paid. Interest shall be deemed to have been paid on such new Secured Certificate to the date on which interest shall have been paid on such old Secured Certificate, and all payments of the Principal Amount marked on such new Secured Certificate, as provided above, shall be deemed to have been made thereon. The Owner Trustee shall not be required to exchange any surrendered Secured Certificates as provided above during the ten-day period preceding the due date of any payment on such Secured Certificate. The Owner Trustee shall in all cases deem the Person in whose name any Secured Certificate shall have been issued and registered as the absolute owner and holder of such Secured Certificate for the purpose of receiving payment of all amounts payable by the Owner Trustee with respect to such Secured Certificate and for all purposes until a notice stating otherwise is received from the Indenture Trustee and such change is reflected on the Secured Certificate Register. The Indenture Trustee will promptly notify the Owner Trustee, the Owner Participant and Lessee of each registration of a transfer of a Secured Certificate. Any such transferee of a Secured Certificate, by its acceptance of a Secured Certificate, agrees to the provisions of the Participation Agreement applicable to Certificate Holders, including Sections 6, 8(c), 8(e), 8(k), 8(l), 8(q), 8(r), 8(t), 8(cc), 10,
13(b), 13(c), 15(b) and 15(c), and shall be deemed to have represented and warranted (except as provided above), and covenanted, to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Purchasers in the Participation Agreement. Subject to compliance by the Certificate Holder and its transferee (if any) of the requirements set forth in this Section 2.07, the Indenture Trustee and the Owner Trustee shall use all reasonable efforts to issue new Secured Certificates upon transfer or exchange within 10 Business Days of the date a Secured Certificate is surrendered for transfer or exchange.

                  SECTION 2.08. MUTILATED, DESTROYED, LOST OR STOLEN SECURED CERTIFICATES.

                  If any Secured Certificate shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Secured Certificate, execute and the Indenture Trustee shall authenticate and deliver in replacement thereof a new Secured Certificate, payable in the same Principal Amount dated the same date and captioned as issued in connection with the Aircraft. If the Secured Certificate being replaced has become mutilated, such Secured Certificate shall be surrendered to the Indenture Trustee and a photocopy thereof shall be furnished to the Owner Trustee. If the Secured Certificate being replaced has been destroyed, lost or stolen, the holder of such Secured Certificate shall furnish to the Owner Trustee, the Owner Participant and the Indenture Trustee such security or indemnity as may be required by them to save the Owner Trustee, the Owner Participant and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee, the Owner Participant and the Indenture Trustee of the destruction, loss or theft of such Secured Certificate and of the ownership thereof. If a "qualified institutional buyer" of the type referred to in paragraph (a)(l)(i)(A), (B), (D) or (E) of Rule 144A under the Securities Act (a "QIB") is the holder of any such destroyed, lost or stolen Secured Certificate, then the written indemnity of such QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to Lessee, the Owner Participant, the Owner Trustee and the Indenture Trustee shall be accepted as satisfactory indemnity and security and no further indemnity or security shall be required as a condition to the execution and delivery of such new Secured Certificate. Subject to compliance by the Certificate Holder of the requirements set forth in this
Section 2.08, the Indenture Trustee and the Owner Trustee shall use all reasonable efforts to issue new Secured Certificates within 10 Business Days of the date of the written request therefor from the Certificate Holder.

                  SECTION 2.09. PAYMENT OF EXPENSES ON TRANSFER; CANCELLATION.

                  (a) No service charge shall be made to a Certificate Holder for any registration of transfer or exchange of Secured Certificates, but the Indenture Trustee, as Secured Certificate Registrar, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Secured Certificates.


                  (b) The Indenture Trustee shall cancel all Secured Certificates surrendered for replacement, redemption, transfer, exchange, payment or cancellation and shall destroy the canceled Secured Certificates.

                 SECTION 2.10. MANDATORY REDEMPTIONS OF SECURED CERTIFICATES.

                 (a) On the date on which Lessee is required pursuant to
Section 10(a)(i) of the Lease to make payment for an Event of Loss with respect to the Aircraft, all of the Secured Certificates shall be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with all accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Certificate Holders but without Make-Whole Amount.

                  (b) If the Lease is terminated with respect to the Aircraft by Lessee pursuant to Section 9 or Section 19(d) thereof and Lessee shall not have assumed all of the obligations of the Owner Trustee hereunder pursuant to Section 2.13 and to Section 8(x) of the Participation Agreement, on the date the Lease is so terminated all the Secured Certificates shall be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Certificate Holders plus Make-Whole Amount, if any.

                  SECTION 2.11. VOLUNTARY REDEMPTIONS OF SECURED CERTIFICATES.

                  Any or all of the Secured Certificates may be redeemed by the Owner Trustee in connection with a transaction described in, and subject to the terms and conditions of, Section 17 of the Participation Agreement upon at least 30 days' revocable prior written notice to the Indenture Trustee and the Certificate Holders, and the Secured Certificates shall, as provided in Section 17 of the Participation Agreement, be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Certificate Holders plus Make-Whole Amount, if any.


                  SECTION 2.12. REDEMPTIONS; NOTICE OF REDEMPTION.

                  (a) Neither any redemption of any Secured Certificate nor any purchase by the Owner Trustee of any Secured Certificate may be made except to the extent and in the manner expressly permitted by this Trust Indenture. No purchase of any Secured Certificate may be made by the Indenture Trustee.

                  (b) Notice of redemption or purchase with respect to the Secured Certificates shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the applicable redemption date, to each Certificate Holder of such Secured Certificates to be redeemed or purchased, at such Certificate Holder's address appearing in the Secured Certificate Register; PROVIDED that, in the case of a redemption to be made pursuant to Section 2.10(b) or Section 2.11, such notice shall be revocable and shall be deemed revoked in the event that the Lease does not in fact terminate on the specified termination date or if notice of such redemption shall have been given in connection with a refinancing of Secured Certificates and the Indenture Trustee receives written notice of such revocation from Lessee or the Owner Trustee not later than three days prior to the redemption date. All notices of redemption shall state: (1) the redemption date, (2) the applicable basis for determining the redemption price, (3) that on the redemption date, the redemption price will become due and payable upon each such Secured Certificate, and that, if any such Secured Certificates are then outstanding, interest on such Secured Certificates shall cease to accrue on and after such redemption date, and (4) the place or places where such Secured Certificates are to be surrendered for payment of the redemption price.

                  (c) On or before the redemption date, the Owner Trustee (or any person on behalf of the Owner Trustee) shall, to the extent an amount equal to the redemption price for the Secured Certificates to be redeemed or purchased on the redemption date shall not then be held in the Trust Indenture Estate, deposit or cause to be deposited with the Indenture Trustee by 12:00 noon on the redemption date in immediately available funds the redemption price of the Secured Certificates to be redeemed or purchased.

                   (d) Notice of redemption or purchase having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 2.12(b)), the Secured Certificates to be redeemed or purchased shall, on the redemption date, become due and payable at the Corporate Trust Office of the Indenture Trustee or at any office or agency maintained for such purposes pursuant to Section 2.07, and from and after such redemption date (unless there shall be a default in the payment of the redemption price) any such Secured Certificates then outstanding shall cease to bear interest. Upon surrender of any such Secured Certificate for redemption or purchase in accordance with said notice, such Secured Certificate shall be redeemed at the redemption price. If any Secured Certificate called for redemption or purchase shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable redemption date at the interest rate in effect for such Secured Certificate as of such redemption date.

                  SECTION 2.13. ASSUMPTION OF SECURED CERTIFICATES BY LESSEE.

                  If, in accordance with Section 8(x) of the Participation Agreement, and subject to the provisions of Section 8(o) thereof, Lessee shall assume (on a full recourse basis) all of the obligations of the Owner Trustee hereunder, under the Secured Certificates and all other Operative Documents by supplemental indenture satisfactory to the Indenture Trustee (which shall contain (i) the provisions substantially similar to Sections 6, 7, 8, 10, 11 and 12 of the Lease and (ii) other provisions necessary or advisable to effectuate such assumption), then upon delivery of such supplemental indenture, payment by Lessee of all expenses (including reasonable fees and expenses of counsel) for the Owner Trustee and the Owner Participant, delivery by the Guarantor of a guarantee of the Secured Certificates and other amounts owing to the Certificate Holders substantially in the form of the Guarantee, and delivery of an opinion of counsel for Lessee that such assumption has been duly and validly effected, the Owner Trustee shall be released and discharged from any further obligations hereunder and under the Secured Certificates and all other Operative Documents and the Owner Participant shall be released and discharged from any further obligations under the Participation Agreement and any other Operative Document to which it is a party, except with respect to any such obligations that accrued prior thereto.

                  SECTION 2.14. OPTION TO PURCHASE SECURED CERTIFICATES.

                  Either the Owner Trustee or the Owner Participant may, upon the events and subject to the terms and conditions and for the price set forth in this Section 2.14, purchase all but not less than all of the Secured Certificates outstanding hereunder, and each Certificate Holder agrees that it will, upon such events and subject to such terms and conditions and upon receipt of such price, sell, assign, transfer and convey to such purchaser or its nominee (without recourse or warranty of any kind except as to its title to the Secured Certificates and except against Liens on such Secured Certificates arising by, through or under such holder), all of the right, title and interest of such Certificate Holder in and to the Trust Indenture Estate, this Trust Indenture and the Secured Certificates held by it, and such purchaser or its nominee shall assume all of such holder's obligations under the Participation Agreement and hereunder.

                  Such option to purchase the Secured Certificates may be exercised by the Owner Trustee or the Owner Participant upon any of the following events, and, in any such event, the purchase price thereof shall equal for each Secured Certificate the aggregate unpaid Principal Amount thereof, plus accrued and unpaid interest thereon to the date of purchase and all other amounts (other than the Make-Whole Amount, except as provided in the next sentence) then payable hereunder or under the Participation Agreement to the holder thereof. Such option to purchase the Secured Certificates may be exercised: (i) upon an Indenture Trustee Event or (ii) in the event there shall have occurred and be continuing a Lease Event of Default, provided that if such option is exercised pursuant to this clause (ii) at a time when there shall have occurred and be continuing for less than 180 days a Lease Event of Default, the purchase price thereof shall equal the price provided in the preceding sentence plus the Make-Whole Amount, if any.

                  Such option to purchase the Secured Certificates may be exercised by the Owner Trustee or the Owner Participant giving written notice of its election of such option to the Indenture Trustee, which notice shall specify a date for such purchase not more than thirty (30) days or less than fifteen
(15) days after the date of such notice. The Indenture Trustee shall not exercise any of the remedies hereunder or, without the consent of the Owner Trustee or the Owner Participant, under the Lease, during the period from the time that a notice of exercise by the Owner Participant of such option to purchase becomes irrevocable until the date on which such purchase is required to occur pursuant to the terms of the preceding sentence. Such election to purchase the Secured Certificates shall become irrevocable upon the sixteenth day preceding the date specified in the written notice described in the first sentence of this paragraph.

                  If the Owner Trustee or the Owner Participant on or before the date of such purchase shall so request, the Certificate Holders will comply with all the provisions of Section 2.07 to enable new Secured Certificates to be issued to the Owner Trustee or the Owner Participant or its nominee in such denominations as the Owner Trustee or the Owner Participant shall request. All taxes, charges and expenses required pursuant to Section 2.09 in connection with the issuance of such new Secured Certificate shall be borne by the Owner Participant.

                  SECTION 2.15. SUBORDINATION.

                  (a) The Owner Trustee and, by acceptance of its Secured Certificates of any Series, each Certificate Holder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Certificate Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 4.02(g) hereof, except as expressly provided in Article III hereof.

                  (b) By the acceptance of its Secured Certificates of any Series, each Certificate Holder of such Series agrees that in the event that such Certificate Holder, in its capacity as a Certificate Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.15 or Article III hereof, it will hold any amount so received in trust for, and will forthwith turn over such payment to, the Indenture Trustee in the form received to be applied as provided in Article III hereof.


                  (c) The indebtedness evidenced by the Series A-1 Secured Certificates and Series A-2 Secured Certificates shall rank in right of payment equally with all other Series A-1 Secured Certificates and Series A-2 Secured Certificates. The indebtedness evidenced by the Series B Secured Certificates is, to the extent and in the manner provided in this Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Secured Certificates and Series A-2 Secured Certificates, and the Series B Secured Certificates are issued subject to such provisions. The indebtedness evidenced by the Series C Secured Certificates is, to the extent and in the manner provided in this Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Secured Certificates, the Series A-2 Secured Certificates and the Series B Secured Certificates, and the Series C Secured Certificates are issued subject to such provisions. [The indebtedness evidenced by the Series D Secured Certificates is, to the extent and in the manner provided in this Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Secured Certificates, the Series A-2 Secured Certificates, the Series B Secured Certificates and the Secured C Secured Certificates, and the Series D Secured Certificates are issued subject to such provisions. -- option for A319's and 757's] By acceptance of its Secured Certificates of any Series, each Certificate Holder of such Series (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on such Certificate Holder's behalf to take any action necessary or appropriate to effectuate the subordination as provided in this Trust Indenture and (c) appoints the Indenture Trustee as such Certificate Holder's attorney-in-fact for such purpose.

                                  ARTICLE III

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                     INCOME FROM THE TRUST INDENTURE ESTATE

                  SECTION 3.01.     BASIC RENT DISTRIBUTION.

                  Except as otherwise provided in Section 3.03 hereof, each installment of Basic Rent, any payment of interest on overdue installments of Basic Rent and any payment received by the Indenture Trustee pursuant to Section
4.03 hereof shall be promptly distributed in the following order of priority:

FIRST,            (i)      so  much of such  installment  or  payment  as  shall
                           be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series A-1 Secured Certificates and Series A-2
                           Secured Certificates shall be distributed to the Certificate Holders of Series A-1 and A-2 ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series A-1 Secured
                           Certificates and Series A-2 Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series A-1 Secured Certificates and Series A-2
                           Secured Certificates;

                  (ii) after giving effect to paragraph (i) above, so much of such installment or payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series B Secured Certificates shall be distributed to the Certificate Holders of Series B ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series B Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series B Secured Certificates; [and]


                  (iii) after giving effect to paragraph (ii) above, so much of such installment or payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Secured Certificates shall be distributed to the Certificate Holders of Series C ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series C Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series C Secured Certificates[.] [; and]

                  [(iv) after giving effect to paragraph (iii) above, so much of such installment or payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series D Secured Certificates shall be distributed to the Certificate Holders of Series D ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series D Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series D Secured Certificates.-- option for A319's and 757's]

SECOND, the balance, if any, of such installment remaining thereafter shall be distributed to the Owner Trustee; PROVIDED, HOWEVER, that if an Event of Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause "Second" but shall be held by the Indenture Trustee as part of the Trust Indenture Estate and invested in accordance with Section 5.09 hereof until whichever of the following shall first occur: (i) all Events of Default shall have been cured or waived, in which event such balance shall be distributed as provided in this clause "Second" without reference to this proviso, (ii) Section 3.03 hereof shall be applicable, in which event such balance shall be distributed in accordance with the provisions of such
                  Section 3.03, or (iii) the 120th day after the receipt of such payment in which case such payment shall be distributed as provided in this clause "Second" without reference to this proviso.


                  SECTION 3.02. EVENT OF LOSS; REPLACEMENT; VOLUNTARY TERMINATION; REFINANCING.

                  Except as otherwise provided in Section 3.03 hereof, any payments received by the Indenture Trustee (i) with respect to the Aircraft as the result of an Event of Loss, (ii) pursuant to a voluntary termination of the Lease pursuant to Section 9 or 19(d) thereof, or (iii) in connection with a refinancing of the Secured Certificates pursuant to Section 17 of the Participation Agreement shall be applied to redemption of the Secured Certificates and to all other amounts payable hereunder or to the Indenture Trustee or any Certificate Holder under the Participation Agreement by applying such funds in the following order of priority:

FIRST, (a) to reimburse the Indenture Trustee and the Certificate Holders for any reasonable costs or expenses incurred in connection with such redemption for which they are entitled to reimbursement, or indemnity by Lessee, under the Operative Documents and then (b) to pay any other amounts then due to the Indenture Trustee and the Certificate Holders under this Trust Indenture, the Participation Agreement or the Secured Certificates (other than amounts specified in clause Second below);

SECOND,           (i)   to pay the amounts specified in paragraph (i) of
                        clause "Third" of Section 3.03 hereof plus Make-Whole
                        Amount, if any, then due and payable in respect of the Series A-1 Secured Certificates and the Series A-2
                        Secured Certificates;

                  (ii) after giving effect to paragraph (i) above, to pay the amounts specified in paragraph (ii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series B Secured Certificates; and

                  (iii) after giving effect to paragraph (ii) above, to pay
                        the amounts specified in paragraph (iii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series C Secured Certificates[.] [; and]

                  [(iv) after giving effect to paragraph (iii) above, to pay the amounts specified in paragraph (iv) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series D Secured Certificates. -- option for A319's and 757's]

THIRD,            as provided in clause "Fourth" of Section 3.03 hereof;

PROVIDED, HOWEVER, that if a Replacement Airframe or Replacement Engine shall be substituted for the Airframe or Engine subject to such Event of Loss as provided in Section 10 of the Lease and in accordance with Section 5.06 hereof, any insurance, condemnation or similar proceeds which result from such Event of Loss and are paid over to the Indenture Trustee shall be held by the Indenture Trustee as permitted by Section 6.04 hereof (provided that such moneys shall be invested as provided in Section 5.09 hereof) as additional security for the obligations of Lessee under the Lessee Operative Documents and, unless otherwise applied pursuant to the Lease, such proceeds (and such investment earnings) shall be released to Lessee at Lessee's written request upon the release of such damaged Airframe or Engine and the replacement thereof as provided in the Lease.

                  SECTION 3.03. PAYMENTS AFTER EVENT OF DEFAULT.

                  Except as otherwise provided in Section 3.04 hereof, all payments received and amounts held or realized by the Indenture Trustee (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Section 15 of the Lease or Article IV hereof) after both an Event of Default shall have occurred and be continuing and the Secured Certificates shall have become due and payable pursuant to Section 4.04(b) hereof, as well as all payments or amounts then held by the Indenture Trustee as part of the Trust Indenture Estate, shall be promptly distributed by the Indenture Trustee in the following order of priority:

FIRST, so much of such payments or amounts as shall be required to reimburse the Indenture Trustee for any tax, expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, products and profits of, the property included in the Trust Indenture Estate (all such property being herein called the "MORTGAGED

                  PROPERTY") pursuant to Section 4.05(b) hereof) incurred by the Indenture Trustee (to the extent not previously reimbursed), the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee or the Certificate Holders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee or any Certificate Holder, liquidated or otherwise, upon such Event of Default shall be applied by the Indenture Trustee as between itself and the Certificate Holders in reimbursement of such expenses and any other expenses for which the Indenture Trustee or the Certificate Holders are entitled to reimbursement under any Operative Document and in the case the aggregate amount to be so distributed is insufficient to pay as aforesaid, then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;

SECOND, so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Certificate Holders for payments made pursuant to Section 5.03 hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Certificate Holders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Certificate Holder pursuant to said Section
                  5.03 hereof;

THIRD,            (i)      so much of such payments or amounts remaining as
                           shall be required to pay in full the aggregate unpaid
                           Principal Amount of all Series A-1 Secured
                           Certificates and Series A-2 Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series A-1 Secured Certificates and the Series
                           A-2 Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series A-1 and Series A-2, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series A-1 Secured Certificates and all Series A-2
                           Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal
                           Amount of all Series A-1 Secured Certificates and
                           Series A-2 Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

                  (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series B Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series B Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series B, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series B Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series B Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;


                  (iii) after giving effect to paragraph (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series C Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series C Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series C, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series C Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series C Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; [and]


                 [(iv) after giving effect to paragraph (iii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series D Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series D Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series D, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series D Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series D Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution. -- option for A319's and 757's]

FOURTH, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner Trustee.

                 No Make-Whole Amount shall be due and payable on the Secured Certificates as a consequence of the acceleration of the Secured Certificates.

                  SECTION 3.04. CERTAIN PAYMENTS.

                  (a) Any payments received by the Indenture Trustee for which no provision as to the application thereof is made in this Trust Indenture and for which such provision is made in the Lease, the Participation Agreement or any other Operative Document shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease, the Participation Agreement or such other Operative Document, as the case may be.

                  (b) The Indenture Trustee will distribute promptly upon receipt any indemnity payment received by it from the Owner Trustee or Lessee in respect of the Indenture Trustee in its individual capacity, any Certificate Holder or any other Indenture Indemnitee, in each case whether pursuant to
Section 7 of the Participation Agreement or as Supplemental Rent, directly to the Person entitled thereto. Any payment received by the Indenture Trustee under clause (b) of the third paragraph of Section 2.02 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement, and any payment received by the Indenture Trustee under clause (c) of the third paragraph of Section 2.02 shall be distributed directly to the Persons entitled thereto.

                  (c) [Intentionally Omitted]

                  (d) Notwithstanding anything to the contained in this
Article III, any amounts received by the Indenture Trustee which constitute Excluded Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto.

                  (e) Notwithstanding any provision of this Trust Indenture to the contrary, any amounts held by the Indenture Trustee that would, but for the provisions of Section 3.03 hereof, otherwise be distributed to Lessee shall, notwithstanding the provisions of said Section, be distributed to Lessee unless and until a Lease Event of Default shall have occurred and be continuing.

                  SECTION 3.05. OTHER PAYMENTS.

                  Any payments received by the Indenture Trustee for which no provision as to the application thereof is made in the Lease, the Participation Agreement, elsewhere in this Trust Indenture or in any other Operative Document shall be distributed by the Indenture Trustee to the extent received or realized at any time (i) prior to the payment in full of all Secured Obligations due the Certificate Holders, in the order of priority specified in Section 3.01 hereof subject to the proviso thereto, and (ii) after payment in full of all Secured Obligations due the Certificate Holders, in the following order of priority:

FIRST, to the extent payments or amounts described in clause "First" of Section 3.03 hereof are otherwise obligations of Lessee under the Operative Documents or for which Lessee is obligated to indemnify against thereunder, in the manner provided in clause "First" of Section 3.03 hereof, and

SECOND, in the manner provided in clause "Fourth" of Section 3.03 hereof.

                  Further, and except as otherwise provided in Sections 3.02,
                  3.03 and 3.04 hereof, all payments received and amounts realized by the Indenture Trustee under the Lease or otherwise with respect to the Aircraft (including, without limitation, all amounts realized upon the sale or release of the Aircraft after the termination of the Lease with respect thereto), to the extent received or realized at any time after payment in full of all Secured Obligations due the Certificate Holders, shall be distributed by the Indenture Trustee in the order of priority specified in clause (ii) of the immediately preceding sentence of this Section 3.05.

                  SECTION 3.06. PAYMENTS TO THE OWNER TRUSTEE.

                  Any amounts distributed hereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee (within the time limits contemplated by Section 2.04(a)) by wire transfer of funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Indenture Trustee from time to time. The Owner Trustee hereby notifies the Indenture Trustee that unless and until the Indenture Trustee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee pursuant to clause "Second" of Section 3.01 hereof shall be distributed by wire transfer of funds of the type received by the Indenture Trustee to the Owner Participant's account (within the time limits contemplated by Section 2.04(a)) specified in Schedule I to the Participation Agreement.

                  SECTION 3.07. APPLICATION OF PAYMENTS UNDER GUARANTEE.

                  All payments received by the Indenture Trustee pursuant to the Guarantee shall be distributed forthwith by the Indenture Trustee in the same order of priority, and in the same manner, as it would have distributed the payment in respect of which such payment under the Guarantee was received.

                                   ARTICLE IV

                    COVENANTS OF THE OWNER TRUSTEE; EVENTS OF
                     DEFAULT; REMEDIES OF INDENTURE TRUSTEE

                  SECTION 4.01. COVENANTS OF THE OWNER TRUSTEE.

                  The Owner Trustee hereby covenants and agrees (the covenants and agreements only in clause (b) below being made by the Owner Trustee in its individual capacity) as follows:

                           (a) the Owner Trustee will duly and punctually pay
                  the Principal Amount of, Make-Whole Amount, if any, and interest on and other amounts due under the Secured Certificates and hereunder in accordance with the terms of the Secured Certificates and this Trust Indenture and all amounts, if any, payable by it to the Certificate Holders under the Participation Agreement;

                           (b) the Owner Trustee in its individual capacity
                  covenants and agrees that it shall not, directly or indirectly, cause or permit to exist a Lessor Lien attributable to it in its individual capacity with respect to the Aircraft or any other portion of the Trust Estate; that it will promptly, at its own expense, take such action as may be necessary to duly discharge such Lessor Lien attributable to it in its individual capacity; and that it will make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from such Lessor Liens attributable to it in its individual capacity;

                           (c) in the event the Owner Trustee shall have Actual
                  Knowledge of an Event of Default, a Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Event of Default, Default or Event of Loss to the Indenture Trustee, each Certificate Holder, Lessee and the Owner Participant;

                           (d) the Owner Trustee will furnish to the Indenture
                  Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Owner Trustee under the Lease, including, without limitation, a copy of any Termination Notice and a copy of each report or notice received pursuant to Section 9(a) and 11(c) of the Lease to the extent that the same shall not have been furnished to the Indenture Trustee pursuant to the Lease;

                           (e) except pursuant to the Operative Documents or
                  with the consent of the Indenture Trustee (acting pursuant to instructions given in accordance with Section 9.01 hereof), the Owner Trustee will not contract for, create, incur, assume or suffer to exist any Debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the Debt of any other person; and

                           (f) the Owner Trustee will not enter into any
                  business or other activity other than the business of owning the Aircraft, the leasing thereof to Lessee and the carrying out of the transactions contemplated hereby and by the Lease, the Participation Agreement, the Trust Agreement and the other Operative Documents.

                  SECTION 4.02.     EVENT OF DEFAULT.

                  "EVENT OF DEFAULT" means any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a)   any Lease Event of Default; or

                  (b) the failure of the Owner Trustee to pay when due any payment of Principal Amount of, interest on, Make-Whole Amount, if any, or other amount due and payable under any Secured Certificate or hereunder (other than any such failure arising by virtue of a tax withheld pursuant to Section 2.04(b) hereof or as a result of a Lease Event of Default or a Lease

Default) and such failure shall have continued unremedied for ten (10) Business Days in the case of any payment of Principal Amount or interest or Make-Whole Amount, if any, thereon and, in the case of any other amount, for ten (10) Business Days after the Owner Trustee or the Owner Participant receives written demand from the Indenture Trustee or any Certificate Holder; or


                 (c) any Lien required to be discharged by the Owner Trustee, in its individual capacity pursuant to Section 4.01(b) hereof or in its individual or trust capacity pursuant to Section 8(h) of the Participation Agreement, or by the Owner Participant pursuant to Section 8(h) of the Participation Agreement shall remain undischarged for a period of thirty (30) days after the Owner Trustee and the Owner Participant shall have received written notice from the Indenture Trustee or any Certificate Holder of such Lien; or

                 (d) any representation or warranty made by the Owner Participant or the Owner Trustee herein, in the Participation Agreement or in any document or certificate furnished by the Owner Participant or the Owner Trustee to the Indenture Trustee or any Certificate Holder in connection with the transactions contemplated by the Operative Documents shall prove to have been false or incorrect when made in any material respect and continues to be material and adverse to the interests of the Indenture Trustee or the Certificate Holders; and if such misrepresentation is capable of being corrected and if such correction is being sought diligently, such misrepresentation shall not have been corrected within sixty (60) days (or, without affecting Section 4.02(f) hereof, in the case of the representations made in Section 8(c) of the Participation Agreement as to the citizenship of the Owner Trustee in its individual capacity or of the Owner Participant, respectively, as soon as is reasonably practicable but in any event within sixty (60) days) following notice thereof from the Indenture Trustee or any Certificate Holder to the Owner Trustee or the Owner Participant, as the case may be; or

                 (e) other than as provided in (c) above or (f) below, any failure by the Owner Trustee or Owner Participant to observe or perform any other covenant or obligation of the Owner Trustee or Owner Participant, as the case may be, for the benefit of the Indenture Trustee or the Certificate Holders contained in the Participation Agreement, Section 4.01(a) of the Trust Agreement, the Secured Certificates or this Trust Indenture which is not remedied within a period of sixty (60) days after notice thereof has been given to the Owner Trustee and the Owner Participant; or

                  (f) if at any time when the Aircraft is registered under the laws of the United States, the Owner Participant shall not be a Citizen of the United States, and as the result thereof the registration of the Aircraft under the Federal Aviation Act, and regulations then applicable thereunder, shall cease to be effective; provided that no Event of Default shall be deemed to have occurred under this paragraph (f) unless such circumstances continue unremedied for more than sixty (60) days after the Owner Participant has Actual Knowledge of the state of facts that resulted in such ineffectiveness and of such loss of citizenship; or

                 (g) at any time either (i) the commencement of an involuntary case or other proceeding in respect of the Owner Participant, the Owner Trustee or the Trust Estate in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Owner Participant, the Owner Trustee or the Trust Estate or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed and unstayed for a period of ninety (90) consecutive days; or (ii) the commencement by the Owner Participant, the Owner Trustee or the Trust Estate of a voluntary case or proceeding under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Owner Participant, the Owner Trustee or the Trust Estate to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Owner Participant, the Owner Trustee or the Trust Estate or for all or substantially all of its property, or the making by the Owner Participant, the Owner Trustee or the Trust Estate of any assignment for the benefit of creditors or the Owner Participant or the Owner Trustee shall take any action to authorize any of the foregoing; PROVIDED, HOWEVER, that an event referred to in this Section 4.02(g) with respect to the Owner Participant shall not constitute an Event of Default if within thirty (30) days of the commencement of the case or proceeding a final non-appealable order, judgment or decree shall be entered in such case or proceeding by a court or a trustee, custodian, receiver or liquidator, to the effect that, no part of the Trust Estate (except for the Owner Participant's beneficial interest therein) and no right, title or interest under the Trust Indenture Estate shall be included in, or be subject to, any declaration or adjudication of, or proceedings with respect to, the bankruptcy, insolvency or liquidation of the Owner Participant referred to in this Section 4.02(g).

                  SECTION 4.03. CERTAIN RIGHTS.

                  The Indenture Trustee shall give the Certificate Holders, the Owner Trustee and the Owner Participant prompt written notice of any Event of Default of which the Indenture Trustee has Actual Knowledge and, if any such Event of Default results from a Lease Event of Default, shall give the Certificate Holders, the Owner Trustee and the Owner Participant not less than ten (10) Business Days' prior written notice of the date (the "ENFORCEMENT DATE") on or after which the Indenture Trustee may commence and consummate the exercise of any remedy or remedies described in Section 4.04, 4.05 or 4.06 hereof, or the exercise of any remedy or remedies pursuant to the provisions of
Section 15 of the Lease. If an Event of Default shall have occurred and be continuing, the Owner Trustee shall have the following rights hereunder, any of which may be exercised directly by the Owner Participant.

                  If as a result of the occurrence of an Event of Default in respect of the nonpayment by Lessee of Basic Rent due under the Lease, the Indenture Trustee shall have insufficient funds to make any payment of Principal Amount and interest on any Secured Certificate on the day it becomes due and payable, the Owner Trustee or the Owner Participant may, but shall not be obligated to, pay the Indenture Trustee prior to the Enforcement Date, in the manner provided in Section 2.04 hereof, for application in accordance with
Section 3.01 hereof, an amount equal to the portion of the Principal Amount and interest (including interest, if any, on any overdue payments of such portion of Principal Amount and interest) then due and payable on the Secured Certificates, and, unless the Owner Trustee has cured Events of Default in respect of payments of Basic Rent on each of the three immediately preceding Basic Rent payment dates, or the Owner Trustee has cured six previous Events of Default in respect of payments of Basic Rent, such payment by the Owner Trustee shall, solely for purposes of this

Trust Indenture be deemed to cure any Event of Default which would otherwise have arisen on account of the nonpayment by Lessee of such installment of Basic Rent (but not any other Default or Event of Default which shall have occurred and be continuing).

                  If any Event of Default (other than in respect of the nonpayment of Basic Rent by Lessee) which can be cured has occurred, the Owner Trustee or the Owner Participant may, but shall not be obligated to, cure such Event of Default by taking such action prior to the Enforcement Date as is necessary to accomplish the observance or performance of the defaulted covenant, condition or agreement.

                  Except as hereinafter in this Section 4.03 provided, the Owner Trustee shall not, as a result of exercising the right to cure any such Event of Default, obtain any Lien on any of the Mortgaged Property or any Rent payable under the Lease for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Owner Trustee against Lessee or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Indenture Trustee in and to the Mortgaged Property. Upon any payment by the Owner Trustee or the Owner Participant pursuant to the first or second preceding paragraphs of this Section 4.03, the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated to the rights of the Indenture Trustee and the Certificate Holders in respect of the Basic Rent which was overdue at the time of such payment and interest payable by Lessee on account of its being overdue and any Supplemental Rent in respect of the reimbursement of amounts paid by the Owner Trustee pursuant to the immediately preceding paragraph (but in either case shall have no rights as a secured party hereunder), and thereafter, the Owner Trustee or the Owner Participant, as the case may be, shall be entitled to receive such overdue Basic Rent or Supplemental Rent, as the case may be, and interest thereon upon receipt thereof by the Indenture Trustee (and shall be entitled to bring an action against Lessee to enforce such payment); PROVIDED, HOWEVER, that
(i) if the Principal Amount and interest on the Secured Certificates shall have become due and payable pursuant to Section 4.04(b) hereof, such subrogation shall, until the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to all Secured Certificates shall have been paid in full, be subordinate to the rights of the Indenture Trustee and the Certificate Holders in respect of such payment of overdue Basic Rent, Supplemental Rent and such interest and (ii) the Owner Trustee shall not be entitled to seek to recover any such payment (or any payment in lieu thereof) except pursuant to the foregoing right of subrogation by demand or suit for damages.


                  SECTION 4.04. REMEDIES.

                  (a) Subject to the provisions of Section 2.14 hereof, if an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, then and in every such case the Indenture Trustee may, subject to the second paragraph of this Section 4.04(a), on and after the Enforcement Date if such Event of Default results from a Lease Event of Default, exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article IV and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and, in the event such Event of Default is also a Lease Event of Default, any and all of the remedies pursuant to Section 15 of the Lease and may take possession of all or any part of the properties covered or intended to be covered by the Lien created hereby or pursuant hereto and may exclude the Owner Participant, the Owner

Trustee and Lessee and all persons claiming under any of them wholly or partly therefrom, PROVIDED, that the Indenture Trustee shall give the Owner Trustee and the Owner Participant twenty (20) days' prior written notice of its intention to sell the Aircraft; PROVIDED, FURTHER, that in the event the Indenture Trustee shall have validly terminated the Lease (or, in the event of a reorganization proceeding involving Lessee instituted under Chapter 11 of the Bankruptcy Code, such Lease is rejected), the Indenture Trustee shall not, without the consent of the Owner Participant (which consent shall not be unreasonably withheld), sell or lease, or otherwise afford the use of, the Aircraft or any portion thereof to Lessee or any Affiliate thereof. Unless an Event of Default not resulting from or relating to a Lease Event of Default has occurred and is continuing, the Owner Participant may bid at any public sale and become the purchaser. Without limiting any of the foregoing, it is understood and agreed that the Indenture Trustee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession thereof at the time of such sale.

                  Anything in this Trust Indenture to the contrary notwithstanding, the Indenture Trustee shall not be entitled to exercise any remedy hereunder as a result of an Event of Default which arises solely by reason of one or more events or circumstances which constitute a Lease Event of Default unless the Indenture Trustee as security assignee of the Owner Trustee shall have exercised or concurrently be exercising one or more of the remedies provided for in Section 15 of the Lease to terminate the Lease or take possession and/or sell the Aircraft; PROVIDED, HOWEVER, that such requirement to exercise one or more of such remedies under the Lease shall not apply in circumstances where the Indenture Trustee is, and has been, for a continuous period in excess of 60 days or such other period as may be specified in Section 1110 of the Bankruptcy Code (such 60-day or other period being the "SECTION 1110 PERIOD"), involuntarily stayed or prohibited by applicable law or court order from exercising such remedies under the Lease (a "CONTINUOUS STAY PERIOD"); PROVIDED FURTHER, HOWEVER, that the requirement to exercise one or more of such remedies under the Lease shall nonetheless be applicable during a Continuous Stay Period subsequent to the expiration of the Section 1110 Period to the extent that the continuation of such Continuous Stay Period subsequent to the expiration of the Section 1110 Period (A) results from an agreement by the trustee or the debtor-in-possession in such proceeding during the Section 1110 Period with the approval of the relevant court to perform the Lease in accordance with Section 1110(a)(2)(A) of the Bankruptcy Code and continues to perform as required by Section 1110(a)(2)(A-B) of the Bankruptcy Code or (B) is an extension of the Section 1110 Period with the consent of the Indenture Trustee pursuant to Section 1110(b) of the Bankruptcy Code or (C) is the consequence of the Indenture Trustee's own failure to give any requisite notice to any Person. In the event that the applicability of Section 1110 of the Bankruptcy Code to the Aircraft is being contested by Lessee in judicial proceedings, both the Indenture Trustee and the Owner Trustee (without affecting in any way any right or remedy of the Indenture Trustee hereunder) shall have the right to participate in such proceedings.

                  It is expressly understood and agreed that, subject only to the immediately preceding paragraph, the inability, described in such paragraphs, of the Indenture Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstances prevent the Indenture Trustee from exercising any or all of its rights, powers and remedies under this Trust Indenture, including, without limitation, this Article IV.

                  (b) If an Event of Default shall have occurred and be continuing, then and in every such case the Indenture Trustee may (and shall, upon receipt of a written demand therefor from a Majority in Interest of Certificate Holders), subject to Section 4.03 hereof, at any time, by delivery of written notice or notices to the Owner Trustee and the Owner Participant, declare all the Secured Certificates to be due and payable, whereupon the unpaid Principal Amount of all Secured Certificates then outstanding, together with accrued but unpaid interest thereon (without Make-Whole Amount) and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

                  This Section 4.04(b), however, is subject to the condition that, if at any time after the Principal Amount of the Secured Certificates shall have become so due and payable, and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Secured Certificates and all other amounts payable under the Secured Certificates (except the Principal Amount of the Secured Certificates which by such declaration shall have become payable) shall have been duly paid, and every other Default and Event of Default with respect to any covenant or provision of this Trust Indenture shall have been cured, then and in every such case a Majority in Interest of Certificate Holders may (but shall not be obligated to), by written instrument filed with the Indenture Trustee, rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

                  (c) Any Certificate Holder shall be entitled, at any sale pursuant to Section 15 of the Lease or this Section 4.04, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Certificate Holder and secured by the Lien of this Trust Indenture (but only to the extent that such purchase price would have been paid to such Certificate Holder pursuant to Article III hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (c) were not given effect).

                  (d) In the event of any sale of the Trust Indenture Estate, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Trust Indenture, the unpaid Principal Amount of all Secured Certificates then outstanding, together with accrued interest thereon, and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

                  (e) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement or the Subordination Agent on its behalf is a Certificate Holder, the Indenture Trustee will not be authorized or empowered to acquire title to any Mortgaged Property or take any action with respect to any Mortgaged Property so acquired by it if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

                  SECTION 4.05. RETURN OF AIRCRAFT, ETC.

                  (a) If an Event of Default shall have occurred and be continuing, subject to Sections 4.03 and 4.04 hereof, at the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Mortgaged Property included in the Trust Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Owner Trustee hereby specifically consents to the fullest extent permitted by applicable law, and (ii) pursue all or part of such Mortgaged Property wherever it may be found and, in the event that a Lease Event of Default has occurred and is continuing, may enter any of the premises of Lessee wherever such Mortgaged Property may be or be supposed to be and search for such Mortgaged Property and take possession of and remove such Mortgaged Property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Trust Indenture.


                  (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Mortgaged Property, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Mortgaged Property, as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Mortgaged Property and to carry on the business and to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Mortgaged Property, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Mortgaged Property or any part thereof as the Indenture Trustee may determine, and the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Mortgaged Property and every part thereof, except Excluded Payments, without prejudice, however, to the right of the Indenture Trustee under any provision of this Trust Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Mortgaged Property and of conducting the business thereof, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Mortgaged Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Trust Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee with respect hereto.

                  SECTION 4.06. REMEDIES CUMULATIVE.

                  Each and every right, power and remedy given to the Indenture Trustee specifically or otherwise in this Trust Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or Lessee or to be an acquiescence therein.

                  SECTION 4.07.  DISCONTINUANCE OF PROCEEDINGS.

                  In case the Indenture Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Trust Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Indenture Trustee and Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies and powers of the Owner Trustee, the Indenture Trustee or Lessee shall continue as if no such proceedings had been instituted.

                  SECTION 4.08.  WAIVER OF PAST DEFAULTS.

                  Upon written instruction from a Majority in Interest of Certificate Holders, the Indenture Trustee shall waive any past Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon; PROVIDED, that in the absence of written instructions from all the Certificate Holders, the Indenture Trustee shall not waive any Default (i) in the payment of the Principal Amount, Make-Whole Amount, if any, and interest and other amounts due under any Secured Certificate then outstanding, or (ii) in respect of a covenant or provision hereof which, under Article IX hereof, cannot be modified or amended without the consent of each Certificate Holder.

                  SECTION 4.09.  APPOINTMENT OF RECEIVER.

                  The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof) for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or the taking of possession thereof or otherwise, and the Owner Trustee hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Mortgaged Property shall be entitled to exercise all the rights and powers of the Indenture Trustee with respect to the Mortgaged Property.

                  SECTION 4.10. INDENTURE TRUSTEE AUTHORIZED TO EXECUTE BILLS OF SALE, ETC.

                  The Owner Trustee irrevocably appoints the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee in its name and stead and on its behalf, for the purpose, if an Event of Default shall have occurred and be continuing, of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Trust Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                  SECTION 4.11. RIGHTS OF CERTIFICATE HOLDERS TO RECEIVE
PAYMENT.

                  Notwithstanding any other provision of this Trust Indenture, the right of any Certificate Holder to receive payment of principal of, and premium, if any, and interest on a Secured Certificate on or after the respective due dates expressed in such Secured Certificate, or to bring suit for the enforcement of any such payment on or after such respective dates in accordance with the terms hereof, shall not be impaired or affected without the consent of such Certificate Holder.

                                     ARTICLE V

                         DUTIES OF THE INDENTURE TRUSTEE

                  SECTION 5.01. NOTICE OF EVENT OF DEFAULT.

                  If the Indenture Trustee shall have Actual Knowledge of an Event of Default or of a Default arising from a failure to pay Rent, the Indenture Trustee shall give prompt written notice thereof to the Owner Trustee, the Owner Participant, Lessee, and each Certificate Holder. Subject to the terms of Sections 4.03, 4.04, 4.08, 5.02 and 5.03 hereof, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to such Event of Default or Default (including with respect to the exercise of any rights or remedies hereunder) as the Indenture Trustee shall be instructed in writing by a Majority in Interest of Certificate Holders. Subject to the provisions of
Section 5.03, if the Indenture Trustee shall not have received instructions as above provided within twenty (20) days after mailing notice of such Event of Default to the Certificate Holders, the Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this
Section 5.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default or Default as it shall determine advisable in the best interests of the Certificate Holders; PROVIDED, HOWEVER, that the Indenture Trustee may not sell the Aircraft or any Engine without the consent of a Majority in Interest of Certificate Holders. If the Indenture Trustee shall at any time declare the Lease to be in default pursuant to Section 15 thereof or shall elect to foreclose or otherwise enforce this Trust Indenture, the Indenture Trustee shall forthwith notify the Owner Participant, the Certificate Holders, the Owner Trustee and Lessee. For all purposes of this Trust Indenture, in the absence of Actual Knowledge on the part of the Indenture Trustee, the Owner Trustee or the Owner Participant, the Indenture Trustee, the Owner Trustee or the Owner Participant, as the case may be, shall not be deemed to have knowledge of a Default or an Event of Default (except, in the case of the Indenture Trustee, the failure of Lessee to pay any installment of Basic Rent within one (1) Business Day after the same shall become due, if any portion of such installment was then required to be paid to the Indenture Trustee, which failure shall constitute knowledge of a Default) unless notified in writing by Lessee, the Owner Trustee, the Owner Participant or one or more Certificate Holders.


                  SECTION 5.02. ACTION UPON INSTRUCTIONS; CERTAIN RIGHTS AND LIMITATIONS.

                  (a) Subject to the terms of Sections 2.14, 4.03, 4.04(a), 4.08, 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of a Majority in Interest of Certificate Holders, the Indenture Trustee shall, subject to the terms of this Section 5.02, take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instructions; (ii) give such notice or direction or exercise such right, remedy or power under the Lease, the Participation Agreement, the Purchase Agreement, or any other part of the Trust Indenture Estate as shall be specified in such instructions; and (iii) after the occurrence and during the continuance of an Event of Default, approve as satisfactory to the Indenture Trustee all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without the written instructions of a Majority in Interest of Certificate Holders, the Indenture Trustee shall not approve any such matter as satisfactory to the Indenture Trustee; PROVIDED, that anything contained in this Trust Indenture, the Lease or the other Operative Documents to the contrary notwithstanding:

                  (1) the Owner Trustee or the Owner Participant may, without the consent of the Indenture Trustee, demand, collect, sue for or otherwise obtain all amounts included in Excluded Payments from Lessee or the Guarantor, exercise any election or option or make any decision or determination or to give or receive any notice, consent, waiver or approval in respect of any Excluded Payment and seek legal or equitable remedies to require Lessee or the Guarantor to maintain the insurance coverage referred to in Section 11 of the Lease; PROVIDED, that the rights referred to in this clause (1) shall not be deemed to include the exercise of any remedies provided for in Section 15 of the Lease other than the right to proceed by appropriate court action, either at law or in equity, to enforce payment by Lessee or the Guarantor of such amounts included in Excluded Payments or performance by Lessee or the Guarantor of such insurance covenant, or to recover damages for the breach thereof or for specific performance of any covenant of Lessee or the Guarantor;

                  (2) (A) the Indenture Trustee shall not, without the consent of the Owner Trustee, execute or deliver amendments or modifications in respect of any provisions of the Lease, and (B) unless an Event of Default and an Indenture Trustee Event shall have occurred and be continuing and except as provided in clause (4) below, the Indenture Trustee shall not, without the consent of the Owner Trustee, which consent shall not be withheld if no right or interest of the Owner Trustee or the Owner Participant shall be diminished or impaired thereby, (i) enter into, execute or deliver waivers or consents in respect of any of the provisions of the Lease, or (ii) approve any accountants, engineers, appraisers or counsel as satisfactory to render services for or issue opinions to the Owner Trustee pursuant to the Operative Documents; PROVIDED that, whether or not an Event of Default shall have occurred and be continuing, no amendment, modification, waiver or consent in respect of the Lease shall affect the amount or timing of, or the right to enforce payment of, any Excluded Payment;

                  (3) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee and the Owner Participant shall have the right, together with the Indenture Trustee, (i) to receive from Lessee all notices, certificates, reports, filings, opinions of counsel and other documents and all information which any thereof is permitted or required to give or furnish to the Owner Trustee or Lessor pursuant to any Operative Document (including pursuant to Section 7(b) of the Participation Agreement), (ii) to exercise inspection rights pursuant to Section 12 of the Lease, (iii) to retain all rights with respect to insurance maintained for its own account which Section 11(e) of the Lease specifically confers on Lessor or the Owner Participant, (iv) to exercise, to the extent necessary to enable it to exercise its rights under Section 4.03 hereof, the rights of Lessor under Section 21 of the Lease and (v) to give notices of default under Section 14 of the Lease;

                  (4) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee shall have the right to the exclusion of the Indenture Trustee to adjust Rent, Stipulated Loss Values and Termination Values as provided in
         Section 3(d) of the Lease and to select counsel with respect to any opinion relating to tax matters to be delivered solely to the Owner Participant;

                  (5) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee may, without the consent of the Indenture Trustee, (i) solicit and make bids with respect to the Aircraft under Section 9 of the Lease in respect of a termination of the Lease by Lessee pursuant to Section 9 thereof,
         (ii) determine "fair market sales value" and "fair market rental value" under Section 19 of the Lease for all purposes except following an Event of Default pursuant to Section 15 of the Lease, and (iii) make an election pursuant to and in accordance with the provisions of Section 9(c) of the Lease; and

                  (6) so long as no Event of Default shall have occurred and be continuing, except as provided in clauses (2) and (3) above, all rights of the "Lessor" under the Lease shall be exercised by the Owner Trustee to the exclusion of the Indenture Trustee including, without limitation, the right to (i) exercise all rights with respect to Lessee's use and operation, modification or maintenance of the Aircraft and any Engine which the Lease specifically confers on Lessor, and (ii) consent to and approve any assignment pursuant to Section 13 of the Lease; provided that the foregoing shall not limit (A) any rights separately granted to the Indenture Trustee under the Operative Documents or (B) the right of the Indenture Trustee to receive any funds to be delivered to the "Lessor" under the Lease (except with respect to Excluded Payments) and under the Purchase Agreement.

                  Notwithstanding anything to the contrary contained herein, the Indenture Trustee shall have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (A) declare the Lease to be in default under
Section 15 thereof and (B) subject only to the provisions of Sections 4.03, 4.04(a) and 2.14 hereof, exercise the remedies set forth in such Section 15 (other than in connection with Excluded Payments) at any time that a Lease Event of Default shall have occurred and be continuing.

                  The Indenture Trustee will execute and the Owner Trustee will file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Trust Indenture Estate as specified by Lessee pursuant to Section 8(e) of the Participation Agreement or as may be specified from time to time in written instructions of a Majority in Interest of Certificate Holders (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement so to be filed). The Indenture Trustee will furnish to each Certificate Holder (and, during the continuation of an Indenture Trustee Event, to the Owner Trustee and Owner Participant), promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Indenture Trustee under the Lease or hereunder, including, without limitation, a copy of any Termination Notice (as defined in the Lease) and a copy of each report or notice received pursuant to Sections 9(a) and 11(c) of the Lease, respectively, to the extent that the same shall not have been furnished to such Certificate Holder pursuant hereto or to the Lease.

                  (b) If any Lease Event of Default shall have occurred and be continuing and the Owner Trustee shall not have cured fully such Lease Event of Default under and in accordance with Section 4.03 hereof, on request of a Majority in Interest of Certificate Holders, the Indenture Trustee shall declare the Lease to be in default pursuant to Section 15 thereof and exercise those remedies specified by such Certificate Holders. The Indenture Trustee agrees to provide to the Certificate Holders, the Owner Trustee, the Owner Participant and Lessee concurrently with such declaration by the Indenture Trustee, notice of such declaration by the Indenture Trustee.

                  SECTION 5.03. INDEMNIFICATION.

                  The Indenture Trustee shall not be under any obligation to take any action under this Trust Indenture and nothing herein or therein shall require the Indenture Trustee to expend or risk its own funds or otherwise incur the risk of any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (the written indemnity of any Certificate Holder who is a QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to Indenture Trustee shall be accepted as reasonable assurance of adequate indemnity). The Indenture Trustee shall not be required to take any action under Section 5.01 (other than the first sentence thereof) or
5.02 or Article IV hereof, nor shall any other provision of this Trust Indenture or any other Operative Document be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to the terms hereof or of the Lease or is otherwise contrary to Law.

                  SECTION 5.04. NO DUTIES EXCEPT AS SPECIFIED IN TRUST INDENTURE OR INSTRUCTIONS.

                  The Indenture Trustee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Indenture or any part of the Trust Indenture Estate, except as expressly provided by the terms of this Trust Indenture or as expressly provided in written instructions from Certificate Holders as provided in this Trust Indenture; and no implied duties or obligations shall be read into this Trust Indenture against the Indenture Trustee. The Indenture Trustee agrees that it will in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary duly to discharge all liens and encumbrances on any part of the Trust Indenture Estate which result from claims against it in its individual capacity not related to the ownership of the Aircraft or the administration of the Trust Indenture Estate or any other transaction pursuant to this Trust Indenture or any document included in the Trust Indenture Estate.

                  SECTION 5.05. NO ACTION EXCEPT UNDER LEASE, TRUST INDENTURE OR INSTRUCTIONS.

                  The Owner Trustee and the Indenture Trustee agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Indenture Estate except (i) as required by the terms of the Lease or (ii) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee and the Indenture Trustee pursuant to this Trust Indenture and in accordance with the express terms hereof.

                  SECTION 5.06. REPLACEMENT AIRFRAMES AND REPLACEMENT ENGINES.

                  At any time an Airframe or Engine is to be replaced under or pursuant to Section 10 of the Lease by a Replacement Airframe or Replacement Engine, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to the Owner Trustee an appropriate instrument releasing such Airframe and/or Engine as appropriate from the Lien of this Trust Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid, but only upon compliance by Lessee with the applicable provisions of Section 10 of the Lease and upon receipt by or deposit with the Indenture Trustee of the following:

                  (1) A written request from the Owner Trustee, requesting such release specifically describing the Airframe and/or Engine(s) so to be released.

                  (2) A certificate signed by a duly authorized officer of Lessee stating the following:

                  A.  With respect to the replacement of any Airframe:

                           (i) a description of the Airframe which shall be identified by manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number;

                           (ii) a description of the Replacement Airframe to be received (including the manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number) as consideration for the Airframe to be released;

                           (iii) that the Replacement Airframe is of the same or an improved model as the Airframe requested to be released from this Indenture;

                           (iv) the value, utility and remaining useful life (without regard to hours or cycles) of the Replacement Airframe as of the date of such certificate (which in the judgment of Lessee shall be not less than the value, utility and remaining useful life (without regard to hours or cycles) of the Airframe requested to be released (assuming no Event of Loss and that such Airframe was in the condition and repair required to be maintained under the Lease)); and

                           (v) that no Lease Event of Default and no event which, with lapse of time or notice, or both, would become a Lease Event of Default, has occurred which has not been remedied or waived, and that Lessee will not be in default, by the making and granting of the request for release and the addition of a Replacement Airframe, in the performance of any of the terms and covenants of the Lease.

                  B.       with respect to the replacement of any Engine:

                           (i) a description of the Engine which shall be identified by manufacturer's serial number;

                           (ii) a description of the Replacement Engine (including the manufacturer's name and serial number) as consideration for the Engine to be released;

                           (iii)    that such Replacement Engine is
                                    substantially the same as the Engine to be released (or an improved model);

                           (iv) the value, utility and remaining useful life (without regard to hours or cycles) of the Replacement Engine as of the date of such certificate (which value shall not be less than the value, utility and remaining useful life (without regard to hours or cycles) of the Engine to be released (assuming no Event of Loss and that such Engine was in the condition and repair required to be maintained under the Lease));

                           (v)      that each of the conditions specified in
                                    Section 10(b) of the Lease with respect to such Replacement Engine have been satisfied; and

                           (vi) that, with respect to the replacement of an Engine pursuant to Section 9(d) of the Lease, no Lease Event of Default and no Lease Default has occurred which has not been remedied or waived.

              (3) (a) The appropriate instruments (i) transferring to the Owner Trustee title to the Replacement Airframe or Replacement Engine to be received as consideration for the Airframe or Engine to be released and (ii) assigning to the Owner Trustee the benefit of all manufacturer's and vendor's warranties generally available with respect to such Replacement Airframe or Replacement Engine, and a Trust Agreement and Indenture Supplement subjecting such Replacement Airframe or Replacement Engine and any related warranty rights to the lien of this Indenture.

                  (b) With respect to the replacement of any Engine, such Uniform Commercial Code financing statements covering the lien created by this Indenture as deemed necessary or desirable by counsel for the Indenture Trustee to protect the lien under the Indenture in the Replacement Engine.

              (4) A certificate from either an aircraft engineer (who may be an employee of Lessee) or a firm of independent aircraft appraisers selected by Lessee confirming the accuracy of the information set forth in clause (2)A(iv) of this Section 5.06.

              (5) The opinion of in-house counsel to Lessee, or other counsel satisfactory to the Indenture Trustee, stating that the Replacement Airframe or Replacement Engine has been validly subjected to the lien of this Indenture and covered by the Lease, the instruments subjecting such Replacement Airframe or Replacement Engine to the Lease and to the Lien of this Trust Indenture, as the case may be, have been duly filed for recordation pursuant to the Federal Aviation Act or any other law then applicable to the registration of the Aircraft, and no further action, filing or recording of any document is necessary or advisable in order to establish and perfect the right, title, estate and interest of the Owner Trustee to and the lien of this Trust Indenture on such Replacement Aircraft or Replacement Engine.

                  SECTION 5.07. INDENTURE SUPPLEMENTS FOR REPLACEMENTS.

                  If a Replacement Airframe or Replacement Engine is being substituted as contemplated by Section 10 of the Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the Certificate Holders and Lessee, subject to fulfillment of the conditions precedent and compliance by Lessee with its obligations set forth in Section 10 of the Lease and the requirements of Section 5.06 hereof with respect to such Replacement Airframe or Replacement Engine, to execute and deliver a Lease Supplement and a Trust Agreement and Indenture Supplement, as applicable, as contemplated by Section 10 of the Lease.

                  SECTION 5.08. EFFECT OF REPLACEMENT.

                  In the event of the substitution of an Airframe or of a Replacement Engine pursuant to Section 10 of the Lease, (a) all provisions of this Trust Indenture relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for the Event of Loss with respect to the Airframe or Engine or Engines being replaced, and (b) the provisions of this Trust Indenture shall no longer be applicable to the Airframe or Engine or Engines being replaced, which shall be released from the Lien of this Trust Indenture.

                  SECTION 5.09. INVESTMENT OF AMOUNTS HELD BY INDENTURE TRUSTEE.

                  Any amounts held by the Indenture Trustee as assignee of the Owner Trustee's rights to hold monies for security pursuant to Section 22(a) of the Lease shall be held in accordance with the terms of such Section and the Indenture Trustee agrees, for the benefit of Lessee, to perform the duties of the Owner Trustee under such Section. Any amounts held by the Indenture Trustee pursuant to the proviso to the first sentence of Section 3.01, pursuant to
Section 3.02, or pursuant to any provision of any other Operative Document providing for amounts to be held by the Indenture Trustee which are not distributed pursuant to the other provisions of Article III hereof shall be invested by the Indenture Trustee from time to time in Cash Equivalents as directed by the Owner Trustee in the case of amounts held pursuant to the proviso to the first sentence of Section 3.01 and otherwise by Lessee so long as the Indenture Trustee may acquire the same using its best efforts. Unless otherwise expressly provided in this Trust Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Indenture Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Trust Indenture other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever such sale is necessary to make a distribution required by this Trust Indenture. Any investment permitted under Section 22(a) of the Lease or hereunder may be made through or with, as applicable, the entity acting as Indenture Trustee or its Affiliates.

                                   ARTICLE VI

                   THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

                  SECTION 6.01. ACCEPTANCE OF TRUSTS AND DUTIES.

                  The Indenture Trustee accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Trust Indenture and agrees to receive and disburse all monies constituting part of the Trust Indenture Estate in accordance with the terms hereof. The Owner Trustee, in its individual capacity, and the Indenture Trustee, in its individual capacity, shall not be answerable or accountable under any circumstances, except (i) for their own willful misconduct or gross negligence (other than for the handling of funds, for which the standard of accountability shall be willful misconduct or negligence), (ii) in the case of the Indenture Trustee, as provided in the fourth sentence of Section 2.04(a) hereof and the last sentence of Section 5.04 hereof, and (iii) for liabilities that may result, in the case of the Owner Trustee, from the inaccuracy of any representation or warranty of the Owner Trustee expressly made in its individual capacity in the Participation Agreement or in Section 4.01(b) or 6.03 hereof (or in any certificate furnished to the Indenture Trustee or any Certificate Holder in connection with the transactions contemplated by the Operative Documents) or, in the case of the Indenture Trustee (in its individual capacity), from the inaccuracy of any representation or warranty of the Indenture Trustee (in its individual capacity) in the Participation Agreement or expressly made hereunder. Neither the Owner Trustee nor the Indenture Trustee shall be liable for any action or inaction of the other or of the Owner Participant.

                  SECTION 6.02. ABSENCE OF DUTIES.

                  In the case of the Indenture Trustee, except in accordance with written instructions furnished pursuant to Section 5.01 or 5.02 hereof, and except as provided in, and without limiting the generality of, Sections 5.03 and
5.04 hereof and, in the case of the Owner Trustee, except as provided in Section 4.01(b) hereof, the Owner Trustee and the Indenture Trustee shall have no duty
(i) to see to any registration of the Aircraft or any recording or filing of the Lease or of this Trust Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any lien or encumbrance of any kind against any part of the Trust Estate or the Trust Indenture Estate, (iv) to confirm, verify or inquire into the failure to receive any financial statements from Lessee, or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of Lessee's covenants under the Lease with respect to the Aircraft. The Owner Participant shall not have any duty or responsibility hereunder, including, without limitation, any of the duties mentioned in clauses (i) through (v) above; PROVIDED, that nothing contained in this sentence shall limit any obligations of the Owner Participant under the Participation Agreement or relieve the Owner Participant from any restriction under Section 4.03 hereof.

                  SECTION 6.03. NO REPRESENTATIONS OR WARRANTIES AS TO AIRCRAFT OR DOCUMENTS.

                  NEITHER THE INDENTURE TRUSTEE IN ITS INDIVIDUAL OR TRUST CAPACITY NOR THE OWNER TRUSTEE IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, NOR THE OWNER PARTICIPANT MAKES OR SHALL BE DEEMED TO HAVE MADE AND EACH HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, except the Owner Trustee in its individual capacity warrants that (i) the Owner Trustee has received on the Delivery Date whatever title was conveyed to it by Lessee, and (ii) the Aircraft is free and clear of Lessor Liens (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee in its individual capacity. Neither the Owner Trustee, in its individual capacity or as Owner Trustee under the Trust Agreement, nor the Indenture Trustee, in its individual or trust capacities, makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Trust Indenture, the Trust Agreement, the Participation Agreement, the Secured Certificates, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Guarantee, or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Owner Trustee made in its individual capacity and the representations and warranties of the Indenture Trustee, in each case expressly made in this Trust Indenture or in the Participation Agreement. The Loan Participants, the Certificate Holders and the Owner Participant make no representation or warranty hereunder whatsoever.

                  SECTION 6.04. NO SEGREGATION OF MONIES; NO INTEREST.

                  Any monies paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Certificate Holders, Lessee or the Owner Trustee as provided in Article III hereof need not be segregated in any manner except to the extent required by Law or Section 10(f) or 11(g) of the Lease and Section 5.09 hereof, and may be deposited under such general conditions as may be prescribed by Law, and the Indenture Trustee shall not be liable for any interest thereon (except that the Indenture Trustee shall invest all monies held as directed by Lessee so long as no Lease Event of Default or Lease Default has occurred and is continuing (or in the absence of such direction, by the Majority In Interest of Certificate Holders) in Cash Equivalents; PROVIDED, HOWEVER, that any payments received, or applied hereunder, by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

                  SECTION 6.05. RELIANCE; AGREEMENTS; ADVICE OF COUNSEL.

                  Neither the Owner Trustee nor the Indenture Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Indenture Trustee may accept a copy of a resolution of the Board of Directors (or, in the case of the Owner Participant which originally executed the Participation Agreement, evidence of the approval by the Executive Committee thereof) of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid Principal Amount of Secured Certificates outstanding as of any date, the Owner Trustee may for all purposes hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Indenture Trustee. As to any fact or matter relating to Lessee the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Indenture Trustee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Indenture Trustee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Trust Indenture and to take all action to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Owner Trustee and the Indenture Trustee each may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may at the expense of the Trust Indenture Estate, consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Owner Trustee and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.

                  SECTION 6.06. CAPACITY IN WHICH ACTING.

                  The Owner Trustee acts hereunder solely as trustee as herein and in the Trust Agreement provided, and not in its individual capacity, except as otherwise expressly provided herein, in the Trust Agreement and in the Participation Agreement.

                  SECTION 6.07. COMPENSATION.

                  The Indenture Trustee shall be entitled to reasonable compensation, including expenses and disbursements (including the reasonable fees and expenses of counsel), for all services rendered hereunder and shall, on and subsequent to an Event of Default hereunder, have a priority claim on the Trust Indenture Estate for the payment of such compensation, to the extent that such compensation shall not be paid by Lessee, and shall have the right, on and subsequent to an Event of Default hereunder, to use or apply any monies held by it hereunder in the Trust Indenture Estate toward such payments. The Indenture Trustee agrees that it shall have no right against the Loan Participants, the Certificate Holders, the Owner Trustee or the Owner Participant for any fee as compensation for its services as trustee under this Trust Indenture.

                  SECTION 6.08. INSTRUCTIONS FROM CERTIFICATE HOLDERS.

                  In the administration of the trusts created hereunder, the Indenture Trustee shall have the right to seek instructions from a Majority in Interest of Certificate Holders should any provision of this Trust Indenture appear to conflict with any other provision herein or should the Indenture Trustee's duties or obligations hereunder be unclear, and the Indenture Trustee shall incur no liability in refraining from acting until it receives such instructions. The Indenture Trustee shall be fully protected for acting in accordance with any instructions received under this Section 6.08.

                                   ARTICLE VII

         INDEMNIFICATION OF THE INDENTURE TRUSTEE BY THE OWNER TRUSTEE

                  SECTION 7.01. SCOPE OF INDEMNIFICATION.

                  The Owner Trustee, not in its individual capacity, but solely as Owner Trustee, hereby agrees, except as otherwise provided in Section 2.03 hereof, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Indenture Trustee (in its individual and trust capacities), and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Indenture Trustee on or measured by any compensation received by the Indenture Trustee for its services under this Trust Indenture), claims, actions, suits, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever, which may be imposed on, incurred by or asserted against the Indenture Trustee (whether or not also indemnified against by any other Person under any other document) in any way relating to or arising out of this Trust Indenture or any other Operative Document to which it is a party or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft or any Engine (including, without limitation, latent or other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Indenture Estate or the action or inaction of the Indenture Trustee hereunder, to the extent not reimbursed by Lessee. Without limiting the foregoing, the Indenture Trustee agrees that, prior to seeking indemnification from the Trust Indenture Estate, it will demand, and take such action as it may in its discretion determine to be reasonable to pursue, indemnification available to the Indenture Trustee under the Lease or the Participation Agreement. Notwithstanding the foregoing, the Indenture Trustee shall not be entitled to any indemnification for any Taxes or Expenses to the extent relating to or arising from the willful misconduct or gross negligence (or negligence in the case of handling funds) of the Indenture Trustee in the performance of its duties hereunder or resulting from the inaccuracy of any representation or warranty of the Indenture Trustee (in its individual capacity) referred to in
Section 6.03 hereof, or as provided in Section 6.01 hereof or in the last sentence of Section 5.04 hereof, or as otherwise excluded by the terms of Sections 7(b) and 7(c) of the Participation Agreement from Lessee's indemnities under such Sections. In addition, if necessary, the Indenture Trustee shall be entitled to indemnification from the Trust Indenture Estate for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same the Indenture Trustee shall have a prior Lien on the Trust Indenture Estate. The Owner Trustee shall be subrogated to the Indenture Trustee's rights, if any, to any indemnity payment from Lessee for the amounts paid by the Owner Trustee under this
Section 7.01.

                                  ARTICLE VIII

                         SUCCESSOR AND SEPARATE TRUSTEES

                  SECTION 8.01. NOTICE OF SUCCESSOR OWNER TRUSTEE.

                  In the case of any appointment of a successor to the Owner Trustee pursuant to the Trust Agreement including upon any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee, Lessee and the Certificate Holders.

                  SECTION 8.02. RESIGNATION OF INDENTURE TRUSTEE; APPOINTMENT OF SUCCESSOR.

                  (a) The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to Lessee, the Owner Trustee, the Owner Participant and each Certificate Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In addition, a Majority in Interest of Certificate Holders may at any time (but only with the consent of Lessee, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if a Lease Event of Default is continuing) remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Trustee, Lessee, the Owner Participant and the Indenture Trustee, and the Indenture Trustee shall promptly notify each Certificate Holder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In the case of the resignation or removal of the Indenture Trustee, a Majority in Interest of Certificate Holders may appoint a successor Indenture Trustee by an instrument signed by such holders, which successor, so long as no Lease Event of Default shall have occurred and be continuing, shall be subject to Lessee's reasonable approval. If a successor Indenture Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee, the Owner Participant or any Certificate Holder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided.

                  (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee, the predecessor Indenture Trustee and Lessee an instrument accepting such appointment and assuming the obligations of the Indenture Trustee under the Participation Agreement arising from and after the time of such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trust hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all monies or other property then held by such predecessor Indenture Trustee hereunder.

                  (c) Any successor Indenture Trustee, however appointed, shall be a bank or trust company having its principal place of business in the Borough of Manhattan, City and State of New York; Minneapolis, Minnesota; Chicago, Illinois; Hartford, Connecticut; Wilmington, Delaware; or Boston, Massachusetts and having (or whose obligations under the Operative Documents are guaranteed by an affiliated entity having) a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

                  (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 8.02, be a successor Indenture Trustee and the Indenture Trustee under this Trust Indenture without further act.

                  SECTION 8.03. APPOINTMENT OF ADDITIONAL AND SEPARATE TRUSTEES.

                  (a) Whenever (i) the Indenture Trustee shall deem it necessary or desirable in order to conform to any law of any jurisdiction in which all or any part of the Trust Indenture Estate shall be situated or to make any claim or bring any suit with respect to or in connection with the Trust Indenture Estate, this Trust Indenture, any other Indenture Agreement, the Secured Certificates or any of the transactions contemplated by the Participation Agreement, (ii) the Indenture Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Certificate Holders (and the Indenture Trustee shall so advise the Owner Trustee and Lessee), or (iii) the Indenture Trustee shall have been requested to do so by a Majority in Interest of Certificate Holders, then in any such case, the Indenture Trustee and, upon the written request of the Indenture Trustee, the Owner Trustee, shall execute and deliver an indenture supplemental hereto and such other instruments as may from time to time be necessary or advisable either (1) to constitute one or more bank or trust companies or one or more persons approved by the Indenture Trustee, either to act jointly with the Indenture Trustee as additional trustee or trustees of all or any part of the Trust Indenture Estate, or to act as separate trustee or trustees of all or any part of the Trust Indenture Estate, in each case with such rights, powers, duties and obligations consistent with this Trust Indenture as may be provided in such supplemental indenture or other instruments as the Indenture Trustee or a Majority in Interest of Certificate Holders may deem necessary or advisable, or (2) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional and separate trustee, subject in each case to the remaining provisions of this Section 8.03. If the Owner

Trustee shall not have taken any action requested of it under this Section 8.03(a) that is permitted or required by its terms within 15 days after the receipt of a written request from the Indenture Trustee so to do, or if an Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section 8.03(a) without the concurrence of the Owner Trustee; and the Owner Trustee hereby irrevocably appoints (which appointment is coupled with an interest) the Indenture Trustee, its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 8.03(a) in either of such contingencies. The Indenture Trustee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such additional or separate trustee or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such additional or separate trustee. In case any additional or separate trustee appointed under this Section 8.03(a) shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional or separate trustee shall revert to the Indenture Trustee until a successor additional or separate trustee is appointed as provided in this Section 8.03(a).


                  (b) No additional or separate trustee shall be entitled to exercise any of the rights, powers, duties and obligations conferred upon the Indenture Trustee in respect of the custody, investment and payment of monies and all monies received by any such additional or separate trustee from or constituting part of the Trust Indenture Estate or otherwise payable under any Operative Document to the Indenture Trustee shall be promptly paid over by it to the Indenture Trustee. All other rights, powers, duties and obligations conferred or imposed upon any additional or separate trustee shall be exercised or performed by the Indenture Trustee and such additional or separate trustee jointly except to the extent that applicable Law of any jurisdiction in which any particular act is to be performed renders the Indenture Trustee incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations (including the holding of title to all or part of the Trust Indenture Estate in any such jurisdiction) shall be exercised and performed by such additional or separate trustee. No additional or separate trustee shall take any discretionary action except on the instructions of the Indenture Trustee or a Majority in Interest of Certificate Holders. No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, except that the Indenture Trustee shall be liable for the consequences of its lack of reasonable care in selecting, and Indenture Trustee's own actions in acting with, any additional or separate trustee. Each additional or separate trustee appointed pursuant to this Section 8.03 shall be subject to, and shall have the benefit of Articles IV through VIII and Article X hereof insofar as they apply to the Indenture Trustee. The powers of any additional or separate trustee appointed pursuant to this Section 8.03 shall not in any case exceed those of the Indenture Trustee hereunder.

                  (c) If at any time the Indenture Trustee shall deem it no longer necessary or desirable in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or desirable in the interest of the Certificate Holders, or in the event that the Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Certificate Holders, the Indenture Trustee and, upon the written request of the Indenture Trustee, the Owner Trustee, shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional or separate trustee. The Indenture Trustee may act on behalf of the Owner Trustee under this Section 8.03(c) when and to the extent it could so act under Section 8.03(a) hereof.

                                     ARTICLE IX

                SUPPLEMENT AND AMENDMENTS TO THIS TRUST INDENTURE
                               AND OTHER DOCUMENTS

SECTION 9.01.     INSTRUCTIONS OF MAJORITY; LIMITATIONS.

                  (a) Except as provided in Section 5.02 hereof, and except with respect to Excluded Payments, the Owner Trustee agrees it shall not enter into any amendment of or supplement to the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Guarantee, or execute and deliver any written waiver or modification of, or consent under, the terms of the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Guarantee, unless such supplement, amendment, waiver, modification or consent is consented to in writing by the Indenture Trustee and a Majority in Interest of Certificate Holders. Anything to the contrary contained herein notwithstanding, without the necessity of the consent of any of the Certificate Holders or the Indenture Trustee, (i) any Excluded Payments payable to the Owner Participant may be modified, amended, changed or waived in such manner as shall be agreed to by the Owner Participant and Lessee and
(ii) the Owner Trustee and Lessee may enter into amendments of or additions to the Lease to modify Section 5 (except to the extent that such amendment would affect the rights or exercise of remedies under Section 15 of the Lease), Section 9 or Section 19 of the Lease so long as such amendments, modifications and changes do not and would not affect the time of, or reduce the amount of, Rent payments until after the payment in full of all Secured Obligations or otherwise adversely affect the Certificate Holders.

                  (b) Without limiting the provisions of Section 9.01(a) hereof and subject to Section 5.02(a)(2)(i) hereof, the Indenture Trustee agrees with the Certificate Holders that it shall not enter into any amendment, waiver or modification of, supplement or consent to this Trust Indenture, the Lease, the Purchase Agreement, the Purchase Agreement
Assignment, the Consent and Agreement, the Guarantee or the Participation Agreement, or any other agreement included in the Trust Indenture Estate, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Certificate Holders, or does not adversely affect the Certificate Holders, but upon the written request of a Majority in Interest of Certificate Holders, the Indenture
Trustee shall from time to time enter into any such supplement or amendment, or execute and deliver any such waiver, modification or consent, as may be specified in such request and as may be (in the case of any such amendment, supplement or modification), to the extent such agreement is required, agreed to by the Owner Trustee and Lessee or, as may be appropriate, the Manufacturer; PROVIDED, HOWEVER, that, without the consent of each holder of an affected Secured Certificate then outstanding, no such amendment of or supplement to this Trust Indenture, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement, the Guarantee or the Participation Agreement or waiver or modification of the terms of, or consent under, any thereof, shall (i) modify any of the provisions of this
Section 9.01, or of Sections 2.02, 2.10, 2.11, 2.15, 4.02, 4.04(c), 4.04(d),
5.02 or 5.06 hereof, Section 14 (except to add an Event of Default) of the Lease, the definitions of "Event of Default", "Default", "Lease Event of Default", "Lease Default", "Majority in Interest of Certificate Holders", "Make-Whole Amount" or "Certificate Holder", or the percentage of Certificate Holders required to take or approve any action hereunder, (ii) reduce the amount, or change the time of payment or method of calculation of any amount, of Principal Amount, Make-Whole Amount, if any, or interest with respect to any Secured Certificate, or alter or modify the provisions of Article III hereof with respect to the order of priorities in which distribution thereunder shall be made as among the Certificate Holders, the Owner Trustee and Lessee, (iii) reduce, modify or amend any indemnities in favor of the Certificate Holders,
(iv) consent to any change in the Trust Indenture or the Lease which would permit redemption of Secured Certificates earlier than permitted under Section
2.10 or 2.11 hereof or the purchase of the Secured Certificates other than as permitted by Section 2.14 hereof, (v) modify any of the provisions of Section 3(d)(v) of the Lease, or modify, amend or supplement the Lease or consent to any assignment of the Lease, in either case releasing Lessee from its obligations in respect of the payment of Basic Rent, Stipulated Loss Value or Termination Value for the Aircraft or altering the absolute and unconditional character of the obligations of Lessee to pay Rent as set forth in Sections 3 and 18 of the Lease or (vi) permit the creation of any Lien on the Trust Indenture Estate or any part thereof other than Permitted Liens or deprive any Certificate Holder of the benefit of the Lien of this Trust Indenture on the Trust Indenture Estate, except as provided in connection with the exercise of remedies under Article IV hereof. So long as no Lease Event of Default has occurred and is continuing, without the consent of Lessee no amendment or supplement to this Trust Indenture or waiver or modification of the terms hereof shall adversely affect Lessee.

                  (c) At any time after the date hereof, the Owner Trustee and the Indenture Trustee may enter into one or more agreements supplemental hereto without the consent of any Certificate Holder for any of the following purposes:
(i) (a) to cure any defect or inconsistency herein or in the Secured Certificates, or to make any change not inconsistent with the provisions hereof (PROVIDED that such change does not adversely affect the interests of any Certificate Holder in its capacity solely as Certificate Holder) or (b) to cure any ambiguity or correct any mistake; (ii) to evidence the succession of another party as the Owner Trustee in accordance with the terms of the Trust Agreement or to evidence the succession of a new trustee hereunder pursuant hereto, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees; (iii) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Certificate Holders in its capacity solely as Certificate Holder; (iv) to correct or amplify the description of any property at any time subject to the Lien of this Trust Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Trust Indenture, the Airframe or Engines or any Replacement Airframe or Replacement Engine; (v) to add to the covenants of the Owner Trustee for the benefit of the Certificate Holders, or to surrender any rights or power herein conferred upon the Owner Trustee, the Owner Participant or Lessee; (vi) to add to the rights of the Certificate Holders; and (vii) to include on the Secured Certificates any legend as may be required by law.

                  SECTION 9.02. TRUSTEES PROTECTED.

                  If, in the opinion of the institution acting as Owner Trustee under the Trust Agreement or the institution acting as Indenture Trustee hereunder, any document required to be executed by it pursuant to the terms of
Section 9.01 hereof adversely affects any right, duty, immunity or indemnity with respect to such institution under this Trust Indenture or the Lease, such institution may in its discretion decline to execute such document.

                  SECTION 9.03. DOCUMENTS MAILED TO CERTIFICATE HOLDERS.

                  Promptly after the execution by the Owner Trustee or the Indenture Trustee of any document entered into pursuant to Section 9.01 hereof, the Indenture Trustee shall mail, by first class mail, postage prepaid, a copy thereof to Lessee and to each Certificate Holder at its address last set forth in the Secured Certificate Register, but the failure of the Indenture Trustee to mail such copies shall not impair or affect the validity of such document.

                  SECTION 9.04. NO REQUEST NECESSARY FOR LEASE SUPPLEMENT OR TRUST AGREEMENT AND INDENTURE SUPPLEMENT.

                  No written request or consent of the Indenture Trustee, the Certificate Holders or the Owner Participant pursuant to Section 9.01 hereof shall be required to enable the Owner Trustee to enter into any Lease Supplement specifically required by the terms of the Lease or to execute and deliver a Trust Agreement and Indenture Supplement specifically required by the terms hereof.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. TERMINATION OF TRUST INDENTURE.

                  Upon (or at any time after) payment in full of the Principal Amount of, Make-Whole Amount, if any, and interest on and all other amounts due under all Secured Certificates and provided that there shall then be no other Secured Obligations due to the Certificate Holders and the Indenture Trustee hereunder or under the Participation Agreement, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft and the Engines from the Lien of this Trust Indenture and releasing the Lease, the Purchase Agreement, the Purchase Agreement Assignment with the Consent and Agreement attached thereto and the Guarantee from the assignment and pledge thereof hereunder and the Indenture Trustee shall execute and deliver such instrument as aforesaid and give written notice thereof to Lessee; PROVIDED, HOWEVER, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property constituting part of the Trust Indenture Estate and the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Trust Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  SECTION 10.02. NO LEGAL TITLE TO TRUST INDENTURE ESTATE IN CERTIFICATE HOLDERS

                  No holder of a Secured Certificate shall have legal title to any part of the Trust Indenture Estate. No transfer, by operation of law or otherwise, of any Secured Certificate or other right, title and interest of any Certificate Holder in and to the Trust Indenture Estate or hereunder shall operate to terminate this Trust Indenture or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Trust Indenture Estate.

                  SECTION 10.03. SALE OF AIRCRAFT BY INDENTURE TRUSTEE IS
BINDING.

                  Any sale or other conveyance of the Trust Indenture Estate, or any part thereof (including any part thereof or interest therein), by the Indenture Trustee made pursuant to the terms of this Trust Indenture shall bind the Certificate Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and such holders in and to such Trust Indenture Estate or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

                  SECTION 10.04. TRUST INDENTURE FOR BENEFIT OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, OWNER PARTICIPANT, LESSEE AND CERTIFICATE HOLDERS.

                  Nothing in this Trust Indenture, whether express or implied, shall be construed to give any person other than the Owner Trustee, the Indenture Trustee, the Owner Participant, Lessee and the Certificate Holders, any legal or equitable right, remedy or claim under or in respect of this Trust Indenture.

                  SECTION 10.05. NOTICES.

                  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Trust Indenture to be made, given, furnished or filed shall be in writing, personally delivered or mailed by certified mail, postage prepaid, or by facsimile or confirmed telex, and (i) if to the Owner Trustee, addressed to it at its office at MAC: U1254-031, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department (Telecopy No. (801) 246-5053), with a copy to the Owner Participant addressed as provided in clause (iii) below, (ii) if to the Indenture Trustee, addressed to it at its office at, for U.S. MAIL at Corporate Trust Department, P.O. Box 778, Boston, Massachusetts 02102-0778, and for OVERNIGHT COURIER at Corporate Trust Department, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1724 (Telecopy No. (617) 662-1462), (iii) if to any Participant, Lessee or any Certificate Holder, addressed to such party at such address as such party shall have furnished by notice to the Owner Trustee and the Indenture Trustee, or, until an address is so furnished, addressed to the address of such party (if any) set forth on the signature pages to the Participation Agreement or in the Secured Certificate Register. Whenever any notice in writing is required to be given by the Owner Trustee, any Participant or the Indenture Trustee or any Certificate Holder or Lessee to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, or if such notice is mailed by certified mail, postage prepaid, three Business Days after being mailed, addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Trust Indenture.

                  SECTION 10.06. SEVERABILITY.

                  Any provision of this Trust Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


                  SECTION 10.07. NO ORAL MODIFICATION OR CONTINUING WAIVERS.

                  No term or provision of this Trust Indenture or the Secured Certificates may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Owner Trustee and the Indenture Trustee, in compliance with Section 9.01 hereof. Any waiver of the terms hereof or of any Secured Certificate shall be effective only in the specific instance and for the specific purpose given.

                  SECTION 10.08. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Certificate Holder shall bind the successors and assigns of such holder. This Trust Indenture and the Trust Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Trust Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby, thereby and by the Participation Agreement. Each Certificate Holder by its acceptance of a Secured Certificate agrees to be bound by this Trust Indenture and all provisions of the Participation Agreement applicable to a Loan Participant or a Certificate Holder.

                  SECTION 10.09. HEADINGS.

                  The headings of the various Articles and sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 10.10. NORMAL COMMERCIAL RELATIONS.

                  Anything contained in this Trust Indenture to the contrary notwithstanding, the Owner Trustee, the Indenture Trustee, any Participant or any bank or other Affiliate of such Participant may conduct any banking or other financial transactions, and have banking or other commercial relationships, with Lessee, fully to the same extent as if this Trust Indenture were not in effect, including without limitation the making of loans or other extensions of credit to Lessee for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

                  SECTION 10.11. GOVERNING LAW; COUNTERPART FORM.

                  THIS TRUST INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS TRUST INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK. This Trust Indenture may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 10.12. VOTING BY CERTIFICATE HOLDERS.

                  All votes of the Certificate Holders shall be governed by a vote of a Majority in Interest of Certificate Holders, except as otherwise provided herein.

                  SECTION 10.13. BANKRUPTCY.

                  It is the intention of the parties that the Owner Trustee, as lessor under the Lease (and the Indenture Trustee as assignee of the Owner Trustee hereunder), shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Operative Document, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

                  SECTION 10.14. NO ACTION CONTRARY TO LESSEE'S RIGHTS UNDER THE LEASE.

                  Notwithstanding any of the provisions of this Trust Indenture or the Trust Agreement to the contrary, neither the Indenture Trustee nor the Owner Trustee will take any action contrary to Lessee's rights under the Lease, including the right to possession and use of, and the quiet enjoyment of, the Aircraft, except in accordance with provisions of the Lease.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed by their respective officers thereof duly authorized as of the day and year first above written.


                                          WELLS FARGO BANK NORTHWEST,
                                          NATIONAL ASSOCIATION, not in its
                                          individual capacity, except as
                                          expressly provided herein, but
                                          solely as Owner Trustee, Owner Trustee


                                          By:
                                              ----------------------------------
                                               Name:
                                               Title:


                                          STATE STREET BANK AND TRUST COMPANY,
                                          not in its individual capacity, except
                                          as expressly provided herein, but
                                          solely as Indenture Trustee,
                                          Indenture Trustee


                                          By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                                         ----------------------
                                                                EXHIBIT A
                                                                   TO
                                                             TRUST INDENTURE
                                                         AND SECURITY AGREEMENT
                                                         ----------------------


                           TRUST INDENTURE SUPPLEMENT
                                   [NW ____ _]


                  This TRUST INDENTURE SUPPLEMENT [NW ____ _], dated [___________] (herein called this "TRUST INDENTURE SUPPLEMENT") of WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (herein called the "OWNER TRUSTEE") under that certain Trust Agreement [NW ____ _] dated as of [_______________] (the "TRUST AGREEMENT"), between the Owner Trustee and the Owner Participant named therein.

                              W I T N E S S E T H:

                  WHEREAS, the TRUST INDENTURE AND SECURITY AGREEMENT [NW ____ _], dated as of [_______________] (as amended and supplemented to the date hereof, the "TRUST INDENTURE") between the Owner Trustee and STATE STREET BANK AND TRUST COMPANY, as Indenture Trustee (the "INDENTURE TRUSTEE"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

                  WHEREAS, the Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement witnesseth that the Owner Trustee hereby confirms that the Lien of the Trust Indenture on the Trust Indenture Estate covers all of the Owner Trustee's right, title and interest in and to the following described property:



                                  EXHIBIT A-1

                                    AIRFRAME

                  One airframe identified as follows:



                                                                           FAA
                                                                       Registration              Manufacturer's
           Manufacturer                        Model                      Number                  Serial Number
-------------------------------       ---------------------        ---------------------       -------------------






together with all of the Owner Trustee's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  [Two] [Four] aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:


                 Manufacturer                          Manufacturer's Model                   Serial Number
----------------------------------------         -------------------------------          ----------------------





together with all of the Owner Trustee's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to any of such engines.

                  Together with all of the Owner Trustee's right, title and interest in and to all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts).

                  As further security for the obligations referred to above and secured by the Trust Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Loan Participants and of the Certificate Holders, in the


                                 EXHIBIT A-2
trust created by the Trust Indenture, all of the right, title and interest of the Owner Trustee in, to and under the Lease Supplement [of even date herewith] covering the property described above.

                  Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Certificate Holders, except as provided in Section 2.15 and Article III of the Trust Indenture without any preference, distinction or priority of any one Secured Certificate over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                  This Trust Indenture Supplement is being delivered in the State of New York.

                  AND, FURTHER, the Owner Trustee hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement and the aforesaid Lease Supplement has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement, subject to the pledge and mortgage thereof under the Trust Indenture.


                                   EXHIBIT A-3

                  IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as Owner Trustee, Owner Trustee


                                      By: ______________________________________
                                           Name:
                                           Title:



                                   EXHIBIT A-4

                                   SCHEDULE I

                                   PRINCIPAL AMOUNT               INTEREST RATE                 MATURITY DATE
                                  -------------------            ---------------               ---------------
Series A-1..............             $[_________]                     7.041%
Series A-2..............             $[_________]                     6.841%                    April 1, 2011
Series B................             $[_________]                     7.691%
Series C................             $[_________]                     7.626%
[Series D...............             $[_________]            [_______]%-- option for
                                                                A319's and 757's]




                                  SCHEDULE I-1

                        SECURED CERTIFICATES AMORTIZATION

                                   SERIES A-1

                               AIRCRAFT: N[_____]


                                                              PERCENTAGE OF PRINCIPAL
                         PAYMENT DATE                            AMOUNT TO BE PAID
                        --------------                       -------------------------





                                  SCHEDULE I-2

                                    SERIES B

                               AIRCRAFT: N[_____]


                                                              PERCENTAGE OF PRINCIPAL
                         PAYMENT DATE                            AMOUNT TO BE PAID
                        --------------                       -------------------------








                                  SCHEDULE I-3

                                    SERIES C

                               AIRCRAFT: N[_____]




                                                              PERCENTAGE OF PRINCIPAL
                         PAYMENT DATE                            AMOUNT TO BE PAID
                        --------------                       -------------------------








                                  SCHEDULE I-4

                                    [SERIES D

                               AIRCRAFT: N[_____]

                                                              PERCENTAGE OF PRINCIPAL
                         PAYMENT DATE                            AMOUNT TO BE PAID
                        --------------                       -------------------------








                  SCHEDULE I-5-- option for A319's and 757's]

                                   SCHEDULE II

                          PASS THROUGH TRUST AGREEMENTS


1. Pass Through Trust Agreement, dated as of June 3, 1999 among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-1, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

2. Pass Through Trust Agreement, dated as of June 3, 1999 among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-2, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

3. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1B, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

4. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1C, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

[5. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1D, dated as of [___________, ____] among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.-- option for A319's and 757's]


                                 SCHEDULE II-1